Exhibit 10.1

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Manufacturing Services Agreement

(the “Agreement”)

by and between
Lonza Sales Ltd Münchensteinerstrasse 38 CH-4002 Basel Switzerland
-hereinafter “Lonza”-
and
SciClone Pharmaceuticals International Ltd. Ugland House South Church Street George Town, Grand Cayman Cayman Islands
-hereinafter “Customer”-
Effective as of April 30, 2014 (the “Effective Date”)

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A.	Table of Contents	Page

1	Definitions and Interpretation	1
2	Performance of Services	7
3	Project Management/Steering Committee	8
4	Quality	9
5	Insurance	9
6	Forecasting, Ordering and Cancellation	9
7	Deliver and Acceptance	12
8	Price and Payment	13
9	Capital Equipment	14
10	Intellectual Property	14
11	Warranties	16
12	Indemnification and Liability	16
13	Confidentiality	17
14	Term and Termination	19
15	Force Majeure	20
16	Public and Commercial Anti-Bribery and
	Anti-Corruption Representations and Warranties	21
17	Miscellaneous	21
APPENDIX A		24
APPENDIX B		25
APPENDIX C		71
APPENDIX D		72
APPENDIX E		73

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Recitals

WHEREAS, Customer is engaged in the research, development and sale of certain products and requires assistance in the development and manufacture of product;

WHEREAS, Lonza and its Affiliates have expertise in the evaluation, development and manufacture of products;

WHEREAS, Lonza and Customer have previously entered into that certain Manufacturing Supply Agreement, dated December 31, 2006, as amended (the “2006 Manufacturing Services Agreement”), pursuant to which Lonza has provided certain services relating to the development and manufacture of Thymosin Alpha 1;

WHEREAS, Customer wishes to engage Lonza for Services relating to the development and manufacture of the Product as described in this Agreement, involving a new Manufacturing Process (as defined below) which had been developed under that certain Feasibility Agreement dated as of March 16, 2011 by and between Customer and Lonza Ltd. (the “Feasibility Agreement”); and

WHEREAS, Lonza, or its Affiliate, is prepared to perform such Services for Customer on the terms and subject to the conditions set out herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, and intending to supersede and replace in its entirety, excepting any obligations previously incurred thereunder, the 2006 Manufacturing Services Agreement, agree as follows:

1Definitions and Interpretation

“Affiliate”	means any company, partnership or other entity
which directly or indirectly Controls, is Controlled by
or is under common Control with the relevant Party.
“Control” means the ownership of more than fifty
percent (50%) of the issued share capital or the
legal power to direct or cause the direction of the
general management and policies of the relevant
Party.

“Agreement”	means this agreement incorporating all
Appendices, as amended from time to time by
written agreement of the Parties.

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“Applicable Laws”	means all relevant U.S. and European Union
federal, state and local laws, statutes, rules, and
regulations which are applicable to a Party’s
activities hereunder, including, without limitation,
the applicable regulations and guidelines of any
Governmental Authority and all applicable cGMP
together with amendments thereto.
“Background Intellectual Property”	Means any Intellectual Property either (i) owned or
controlled by a Party prior to the Effective Date or
(ii) developed or acquired by a Party independently
from the performance of the Services hereunder
during the Term of this Agreement.
“Batch”	means the Product derived from [***] of the
Manufacturing Process.
“Batch Price”	means the Price of each Batch.
“Campaign”	means a series of no less than [***] cGMP Batches
manufactured consecutively.
“Cancellation Fee”	has the meaning given in Clause 6.6.
“Capital Equipment”	means those certain pieces of equipment described
in the Project Plan used to produce the Product that
are purchased by Customer or for which Customer
reimburses Lonza, including, without limitation, the
related documentation regarding the design,
validation, operation, calibration and maintenance
of such equipment.

“Certificate of Analysis”	means a document prepared by Lonza listing tests
performed by Lonza or approved External
Laboratories, the Specifications and test results.

“cGMP”	means those laws and regulations applicable in the
U.S. and Europe, relating to the manufacture of
medicinal products for human use, including,

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without limitation, current good manufacturing
practices as specified in the ICH guidelines,
including without limitation, ICH Q7A “ICH Good
Manufacturing Practice Guide for Active
Pharmaceutical Ingredients”, US Federal Food
Drug and Cosmetic Act at 21 CFR (Chapters 210,
211, 600 and 610) and the Guide to Good
Manufacturing Practices for Medicinal Products as
promulgated under European Directive
91/356/EEC. For the avoidance of doubt, Lonza’s
operational quality standards are defined in internal
cGMP policy documents.

“cGMP Batches”	means any Batches which are required under the
Project Plan to be manufactured in accordance with
cGMP.

“Change”	means any change to the Services, pricing or
Scope of Work incorporated into a written
amendment to the Agreement in accordance with
Clause 17.2 or effected in accordance with the
Quality Agreement.

“Commencement Date”	means the date of commencement of
manufacturing activities for a Batch or a series of
related Batches hereunder.

“Confidential Information”	means Customer Information and Lonza
Information, as the context requires.

“Customer Information”	means all technical and other information not
known to Lonza or in the public domain relating to
the Product, from time to time supplied by the
Customer to Lonza, including any materials
supplied by Customer to Lonza in accordance with
the Project Plan.

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“Customer Materials”	means any Raw Materials, components of Product,
or other materials of any nature provided by
Customer.

“EMA”	means the European Medicines Agency, or any
successor agency thereto.

“External Laboratories”	means any Third Party instructed by Lonza, with
Customer’s prior consent, which is to conduct
activities required to complete the Services.
“Facility”	means Lonza’s manufacturing facilities in Braine,
Belgium or such other Lonza facility as may be
agreed upon by the Parties.

“FDA”	means the United States Food and Drug
Administration, or any successor agency thereto.

“Governmental Authority”	means any Regulatory Authority and any national,
multi-national, regional, state or local regulatory
agency, department, bureau, or other governmental
entity in the U.S., European Union or the People’s
Republic of China.

“Intellectual Property”	means (i) inventions (whether or not patentable),
patents, trade secrets, copyrights, trademarks,
trade names and domain names, rights in designs,
rights in computer software, database rights, rights
in confidential information (including know-how)
and any other intellectual property rights, in each
case whether registered or unregistered, (ii) all
applications (or rights to apply) for, and renewals or
extensions of, any of the rights described in the
foregoing clause (i) and (iii) and all rights and
applications that are similar or equivalent to the
rights and application described in the foregoing
clauses (i) and (ii), which exist now, or which come
to exist in the future, in any part of the world.

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“Lonza Information”	means all information that is proprietary to Lonza or
any Affiliate of Lonza and that is maintained in
confidence by Lonza or any Affiliate of Lonza and
that is disclosed by Lonza or any Affiliate of Lonza
to Customer under or in connection with this
Agreement, including without limitation, any and all
Lonza know-how and trade secrets.

“Manufacturing Process”	means the Customer’s [***] manufacturing process
developed and validated by Lonza’s Affiliate for
Customer under the Feasibility Agreement for the
manufacture of Product, as such process may be
improved or modified from time to time by
agreement of the Parties in writing.

“Master Batch Record”	means the document, proposed by Lonza and
approved by Customer, which defines the
manufacturing methods, test methods and other
procedures, directions and controls associated with
the manufacture and testing of Product.

“New Customer Intellectual Property”	has the meaning given in Clause 10.2.

“New General Application Intellectual
Property”	has the meaning given in Clause 10.3.

“Party”	Means each of Lonza and Customer and, together,
the “Parties”.

“Price”	means the price for the Services and Products as
set out in Appendix A.

“Product”	means the proprietary molecule identified by
Customer as Thymosin Alpha 1 or TA-1, as

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specified in Appendix C.

“Project Plan”	means the plan(s) describing the Services to be
performed by Lonza under this Agreement,
including any update and amendment of the Project
Plan to which the Parties may agree from time to
time. The initial Project Plan is attached hereto as
Appendix A.

“Quality Agreement”	means the quality agreement, attached hereto as
Appendix B, setting out the responsibilities of the
Parties in relation to quality as required for
compliance with cGMP.

“Raw Materials”	means all ingredients, solvents and other
components of the Product required to perform the
Manufacturing Process or Services set forth in the
bill of materials detailing the same (but excluding
any consumables or wearables).

“Regulatory Authority”	means the FDA, EMA and any other similar
regulatory authorities as may be agreed upon in
writing by the Parties.

“Release”	has the meaning given in Clause 7.1.
“Services”	means all or any part of the services to be
performed by Lonza under this Agreement,
particulars of which are set out in a Project Plan.

“Specifications”	means the specifications of the Product as
specified in Appendix C, which may be amended
from time to time in accordance with this
Agreement.

“Term”	has the meaning given in Clause 14.1.

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“Third Party”	means any party other than Customer, Lonza and
their respective Affiliates.

In this Agreement references to the Parties are to the Parties to this Agreement, headings are used for convenience only and do not affect its interpretation, references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision, references to the singular include the plural and vice versa, and references to the word “including” are to be construed without limitation.

2Performance of Services

2.1       Performance of Services.  Subject to Clause 2.3, Lonza shall itself and through its Affiliates, diligently carry out the Services as provided in the Project Plan and use [***] efforts to perform the Services without any material defect and according to the estimated timelines as set forth in the Project Plan.  Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement.  Lonza may subcontract or delegate any of its rights or obligations under this Agreement to perform the Services; provided, that any External Laboratories shall be subject to the same obligations and other provisions contained in this Agreement or any applicable Project Plan.  Lonza shall not be responsible for analytical lab services performed by External Laboratories that have been selected by Customer.

2.2       cGMP Batches.  Lonza will, in accordance with the terms of this Agreement and Quality Agreement, manufacture at the Facility and Release to Customer, cGMP Batches that comply with the Manufacturing Process, cGMP and the Specifications, together with a Certificate of Analysis.

2.3       Supply of Customer Information and Customer Materials.  Customer shall supply to Lonza all Customer Information and Customer Materials and other information or materials that may be reasonably required by Lonza to perform the Services.  Lonza shall not be responsible for any delays arising out of Customer’s failure to provide such Customer Information, Customer Materials, or other information or materials reasonably required to perform the Services to Lonza, and Customer shall be responsible for all additional costs and expenses arising out of such delay, including, if applicable, any idle Facility capacity costs.

2.4       Raw Materials.  Lonza shall procure all required Raw Materials as well as consumables other than those Raw Materials that are Customer Materials.  Upon advance payment by Customer, Lonza shall purchase and hold [***] Batch’s requirements of Raw Materials to serve as safety stock.  Customer shall be responsible for payment for all consumables and Raw Materials ordered or irrevocably committed to be procured by Lonza hereunder.  Upon cancellation of any Batch or termination of the Agreement, all unused Raw Materials

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shall be paid for by Customer within [***] days of invoice and at [***] option will either be (a) delivered to Customer, or (b) disposed of by Lonza.

2.5       [***] During the Term of this Agreement, Lonza agrees that it will [***] Product (or any derivative thereof) produced using the Manufacturing Process [***].

3Project Management I Steering Committee

3.1       Project Plans.  With respect to a new project to be governed by this Agreement, a new Project Plan shall be added by agreement in a writing signed by the Parties and appended to Appendix A.  Each Project Plan shall include a description of the Services to be provided, the Product to be manufactured, Specifications, a schedule for completion of the Project Plan (which may be subject to receipt and confirmation of Purchase Orders), pricing details, and such other information as is necessary for relevant Services.  In the event of a conflict between the terms of a Project Plan and this Agreement, the terms of this Agreement will govern.

3.2       Project Management.  With respect to each Project Plan, each party will appoint a project manager who will be the party responsible for overseeing the Project Plan.

3.3       Steering Committee.  Each Party shall name a mutually agreed upon equal number of representatives for the Steering Committee, which shall meet twice per calendar year, or as otherwise mutually agreed by the Parties.  In the event that a Steering Committee dispute cannot be resolved, such dispute shall be escalated to a senior executive of each of Customer and Lonza.

The primary function of the Steering Committee is to ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement.  In addition to the primary function described above, the Steering Committee shall also take on the following responsibilities:

3.3.1discuss and seek resolution of issues around management of the Services;

3.3.2agree and monitor deadlines and milestones for the Services; and

3.3.3discuss and recommend any changes to the Services (although such changes will not take effect until they have been incorporated into a written amendment to the Project Plan which has been signed by the Parties).

3.4       Person in Plant.  Customer shall be permitted to have, [***] at the Facility as reasonably requested by Customer, at any time during the Manufacturing Process for the purpose of observing, reporting on, and consulting as to the performance of the Services.  Such [***] shall be subject to and agree to abide by confidentiality obligations to Third Parties and

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Lonza’s customary practices and operating procedures regarding persons in plant, and such [***] to comply with all instructions of Lonza’s employees at the Facility.

4Quality

4.1       Responsibility for quality assurance and quality control of Product shall be allocated between Customer and Lonza as set forth in the Quality Agreement and in Lonza standard operating procedures.  If there is a conflict between the terms and conditions of this Agreement and the Quality Agreement, the terms and conditions of this Agreement shall prevail.  If the Quality Agreement is not in place at the Effective Date, Lonza and Customer commit to enter into the Quality Agreement [***].

4.2       Provisions regarding inspections by Regulatory Authorities and audits shall be set out in the Quality Agreement.

5Insurance

5.1       Each Party shall, during the Term and for [***] years after delivery of the last Product manufactured or Services provided under this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance including, but not limited to product liability coverage in the amount of at least [***] United States Dollars per claim.  Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.

6Forecasting, Ordering and Cancellation

6.1       Forecasting and Ordering.  No later than the [***], Customer shall supply Lonza with a [***] forecast showing Customer’s good faith estimated [***] requirements for Batches for at a minimum the following [***] period (the “Forecast”).  No later than [***] days following Lonza’s receipt of a Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the Forecast) capacity available to manufacture the number of Batches forecasted therein and shall provide Customer with an estimated production schedule showing the estimated Commencement Date and delivery date of each Batch.  The first [***] of any Forecast shall be binding (“Binding Forecast”).  Binding purchase orders (“Purchase Orders”) for the entire [***] shall be submitted by Customer on the basis of the Binding Forecast within [***] business days after receipt of Lonza’s estimated Commencement Data and delivery date of each Batch.  No Forecast shall amend any previous Binding Forecast.  In order to ensure optimal production planning, Customer will use its best efforts to reach an accuracy of [***] of the non-binding portion of any Forecast.

6.2       Order Confirmation.  Lonza shall confirm the delivery date(s) and quantity of Product to be delivered as set out in each Purchase Order within [***] business days of receipt from Customer of the relevant Purchase Order.  Upon confirmation, each Purchase Order will

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be regarded by the Parties as a binding commitment by Lonza to manufacture and to deliver to Customer the relevant quantity of Product according to the requirements set out in such Purchase Order.  Subject to Section 6.3 below, any delivery date set forth in Lonza’s written confirmation of a purchase order shall be a firm delivery date plus or minus [***] business days.  Any additional or inconsistent terms or conditions of any Customer purchase order, acknowledgement or similar standardized form given or received pursuant to this Agreement shall have no effect and such terms and conditions are hereby rejected.

6.3       Rescheduling.  [***] shall have the right to reschedule the Commencement Date and delivery date of any Batch or Campaign upon reasonable prior written notice to, and consultation with, [***], provided that the rescheduled Commencement Date is no earlier or no later than [***] days from the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding purchase order.  For any Batch whereby a delay of more than [***] days is imposed by Lonza over Customer’s objection, Customer shall have the right to cancel such Batch [***].  If the Customer requests to change the Commencement Date, Lonza will make all reasonable attempts to accommodate the request; provided, however, in the event that this change would impact other projects scheduled for occupancy in the designated suite or suites, manufacture of the Customer’s Batch or Campaign may be delayed until [***] is available in the Facility schedule.  Any delay requested by Customer of more than [***] days shall be considered a cancellation pursuant to Section 6.6.

6.4       Minimum Quantity.  During each of the calendar years [***], Customer undertakes to place Purchase Orders with Lonza (each for delivery during the following [***]) for a total volume of Product not less than the greater of:  [***].  Conditioned on Lonza successfully manufacturing and timely delivering Product for all Purchase Orders placed and during [***] (and duly accepted by Lonza) within the parameters set forth herein, then during each [***] thereafter (beginning with the calendar year [***]), Customer undertakes to place Purchase Orders with Lonza (each for delivery during the following [***]) for a total volume of Product not less than the greater of [***].  If Customer fails to purchase such minimums, Customer shall pay the Price per Batch for the number of Batches below the applicable minimum within [***] days following the applicable calendar year end.  For the avoidance of doubt, Purchase Orders cancelled by Customer pursuant to Section 6.6 will not be considered purchases for purposes of the foregoing sentence, notwithstanding payment of applicable the Cancellation Fee.

6.5       Product Quantities.  Quantities of Product arising from a Campaign up to a maximum of [***] above or below the Purchase Order will be invoiced according to the [***] price as outlined in the Project Plan.  In case of additional surplus quantities or quantities below [***] of the target quantity, the Parties will negotiate in good faith a reasonable price.  The Purchase Order shall be fulfilled if at least [***] of the target quantity is delivered.

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Maintenance by Lonza of Safety Stock.  At a mutually agreed time, but not later than [***] months after the Effective Date, Lonza shall keep on hand at all times a reserve of approximately [***] of Product.  Lonza may use all or part of such reserve of Product to fulfil a Purchase Order, provided that Lonza shall promptly produce additional reserve Batches in order to keep the reserve at the levels described above.  At such time as Lonza schedules production of a reserve Batch, such Batch will be deemed covered by a binding Purchase Order hereunder.  Lonza may elect to manufacture a reserve Batch in conjunction with a Batch subject to a Purchase Order submitted by Customer.  The Product maintained by Lonza as part of such reserve shall be owned by Lonza and title shall not pass to Customer until [***], whichever comes first.  Batches produced pursuant to this Section will be invoiced as follows:  [***] upon the Commencement Date; and the remainder [***].  Following the date title passes to Customer, Product held in reserve shall be stored on a bill and hold basis according to Section 7.2.  On termination of this Agreement, Lonza shall deliver, and Customer shall purchase (at the remaining balance of the regular price), all such reserve of Product maintained hereunder.

6.6       Cancellation of a Binding Purchase Order.  Customer may cancel a binding Purchase Order (including with respect to a reserve Batch scheduled for production pursuant to Section 6.5) upon written notice to Lonza, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”):

6.6.1    In the event that Customer provides written notice of cancellation to Lonza less than or equal to [***] months prior to the Commencement Date of one or more Batches, then [***] of the Batch Price of each such Batch cancelled is payable;

6.6.2    In the event that Customer provides written notice of cancellation to Lonza more than [***] months but less than or equal to [***] months prior to the Commencement Date of one or more Batches, then [***] of the Batch Price of each such Batch cancelled is payable; or

6.6.3    In the event Customer provides written notice of cancellation more than [***] months prior to the Commencement Date of a Batch, then no Cancellation Fee is payable.

6.7       Payment of Cancellation Fee.  Any Cancellation Fee shall be payable within [***] days following the written notice of cancellation associated with the cancelled Batch.  Any Cancellation Fee shall include all costs associated with the cancelled Batch, including any Raw Materials.

6.8       Replacement Project.  Notwithstanding the foregoing, Lonza will use [***] efforts to secure a new project (but excluding any project then under contract with Lonza) for the cGMP manufacturing space, and for the same dates and duration that would have been occupied by Customer, and then, in such case, the Cancellation Fee for each Batch cancelled that is

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replaced by a Batch of the new project shall be reduced by an amount equal to [***] of the production fees associated with such replacement Batch.

7Delivery and Acceptance

7.1       Delivery.  All Product shall be delivered [***].  Lonza shall deliver to Customer the Certificate of Analysis and such other documentation as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities (the “Release”) not later than [***] business days prior to the date of delivery of Batches.  With respect to any Customer Materials, title and risk of loss shall remain with the Customer and shall not transfer to Lonza.  With respect to Product, title and risk of loss shall transfer to Customer [***] in accordance with this provision.

7.2       Storage.  Customer shall arrange for shipment and take delivery of each Batch from the Facility, at Customer’s expense, within [***] days after title has transferred to Customer.  Lonza shall provide storage on a bill and hold basis for Batch(es) [***] for up to [***] days after title has transferred to Customer; provided that any additional storage beyond [***] days will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement.  In addition to Section 8.2, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage.  Notwithstanding anything to the contrary contained in this Agreement, in no event shall Lonza be required to store any Batch for more than [***] calendar days after title has transferred to Customer.  Within [***] days following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored Batch.

7.3       Acceptance/Rejection of Product.

7.3.1    Promptly following Release of Batches, Customer shall inspect such Batches and shall have the right to test such Batches to determine compliance with the Specifications.  Customer shall notify Lonza in writing of any rejection of a Batch based on any claim that it fails to meet Specifications within [***] days of Release, after which time all unrejected Batches shall be deemed accepted.

7.3.2    In the event that Lonza believes that a Batch has been incorrectly rejected, Lonza may require that Customer provide to it Batch samples for testing.  Lonza may retain and test the samples of such Batch.  In the event of a discrepancy between Customer’s and Lonza’s test results such that Lonza’s test results fall within relevant Specifications, or there exists a dispute between the Parties over the extent to which such failure is attributable to a given Party, the Parties shall cause an independent laboratory promptly to review records, test data and perform comparative tests and analyses on samples of the Product that allegedly fails to conform to Specifications.  Such independent laboratory shall be mutually agreed

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upon by the Parties.  The independent laboratory’s results shall be in writing and shall be final and binding save for manifest error.  Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

7.3.3    Lonza shall reprocess any Batch or, if reprocessing is not possible, replace any Batch that failed to conform with the Specifications (a “Failed Batch”), in the event that it is determined (by the Parties or the independent laboratory) that such failure was solely due to Lonza’s material breach of its obligations hereunder, negligence or intentional misconduct (“Lonza Responsibility”), without additional expense to Customer.  Such reprocessing or replacement shall be made as promptly as practicable, in light of available manufacturing capacity, after the confirmation of Lonza Responsibility, and in any case as soon as reasonably possible after confirmation of Lonza Responsibility.  Where possible, any replacement Batch shall be manufactured with the next scheduled cGMP Batch or Campaign.  Customer acknowledges and agrees that its sole remedy with respect to a Failed Batch that is a Lonza Responsibility is as set forth in this Clause 7.3.3, and in furtherance thereof, Customer hereby waives all other remedies at law or in equity regarding the foregoing claims.  Lonza shall not be responsible for the cost of Raw Materials or Customer Materials consumed in any Failed Batch except in the instance of Lonza Responsibility, herein.  Lonza shall have no liability with respect to, and Customer shall be required to pay for, any Failed Batch that is not determined to be a Lonza Responsibility.

8Price and Payment

8.1       Pricing for the Services provided by Lonza are set out in the applicable Project Plan.  In the event of changes to the Services based on Customer’s request, Customer shall bear all additional costs.

8.2       Unless otherwise indicated in writing by Lonza, all Prices and charges are exclusive of value added tax (VAT) and of any other applicable taxes, levies, import, duties and fees of whatever nature imposed by or under the authority of any government or public authority and all such charges applicable to the Services shall be paid by Customer.

8.3       Lonza shall issue invoices to Customer as follows:  (a) upon commencement of Services, [***] of the Price for such Services, [***]; and (b) upon completion of the Services, the remaining amount.  All invoices are strictly net and payment must be made within [***] days of date of invoice.  Payment shall be made without deduction, deferment, set-off, lien or counterclaim.

8.4       If in default of payment of any undisputed invoice on the due date, interest shall accrue on any amount overdue at the lesser of [***]; and Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of

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the Services and or delivery of Product until all overdue amounts have been paid in full, including interest for late payments.

8.5       Price adjustments.

8.5.1    Not more than once per calendar year, Lonza may adjust the Price in accordance with [***] increase for the previous calendar year.  The new Price reflecting such Batch Price adjustment shall be effective for any Batch for which the Commencement Date is on or after the date of Lonza’s notice to Customer of the Price adjustment.

8.5.2    In addition to the above, the Price may be changed by Lonza, upon reasonable prior written notice to Customer (providing reasonable detail in support thereof), to reflect (i) an increase in variable costs (such as energy or Raw Materials not reimbursed at cost) by more than [***] (based on the initial Price or any previously amended Price), or for a process adjustment or assumption changes, and (ii) any material change in an environmental, safety or regulatory standard that substantially impacts Lonza’s cost and ability to perform the Services; provided, however, that, if the Prices are changed by more than [***] for any of these reasons, Customer shall have the right to change its forecasts without penalty.

8.5.3    The Prices outlined in the Project Plan are based on the currency exchange rate of [***] to [***] at the Effective Date.  Lonza shall bear the risk of any increase or decrease of the [***] exchange rate up to [***] from the base currency exchange rate.  If the [***] exchange rate is more than [***] higher or lower than the base currency exchange rate at the date on which the Prices become due for payment, then the Prices will be adjusted higher or lower to compensate all exchange rate differences greater than [***].  The currency adjustments to be made, if any, shall be based on the market rate of exchange as published by Bloomberg.

9Capital Equipment

9.1       Any Capital Equipment required for the performance of the Services shall be acquired on terms to be agreed by the Parties prior to commencement of the relevant Services, and shall be listed in Appendix D.

10Intellectual Property

10.1     Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party.

10.2     Subject to Clause 10.3, Customer shall own all right, title, and interest in and to any and all Intellectual Property that Lonza and its Affiliates, the External Laboratories or other

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contractors or agents of Lonza develops, conceives, invents, first reduces to practice or makes, solely or jointly with Customer or others, that is solely a direct derivative of or improvement to Customer Information and Customer Background Intellectual Property (collectively, the “New Customer Intellectual Property”).  For avoidance of doubt, “New Customer Intellectual Property” shall include any material, processes or other items that solely embody, or that solely are claimed or covered by, any of the foregoing Intellectual Property, but excluding any New General Application Intellectual Property.

10.3     Notwithstanding Clause 10.2, and subject to the license granted in Clause 10.5, Lonza shall own all right, title and interest in Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza, solely or jointly with Customer, develops, conceives, invents, or first reduces to practice or makes in the course of performance of the Services that (i) is generally applicable to the development or manufacture of chemical or biological products or product components or (ii) is an improvement of, or direct derivative of, any Lonza Background Intellectual Property (“New General Application Intellectual Property”).  For avoidance of doubt, “New General Application Intellectual Property” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property.

10.4     Lonza hereby assigns to Customer all of its right, title and interest in any New Customer Intellectual Property.  Lonza shall execute, and shall require its personnel as well as its Affiliates, External Laboratories or other contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New Customer Intellectual Property.

10.5     Subject to the terms and conditions set forth herein (including the payment of the Price as required above), Lonza hereby grants to Customer a non-exclusive, world-wide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses, under the New General Application Intellectual Property, to use, sell and import the Product manufactured under this Agreement.

10.6     Customer hereby grants Lonza the non-exclusive right to use the Customer Information, Customer Background Intellectual Property and New Customer Intellectual Property during the Term solely for the purpose of fulfilling its obligations under this Agreement.

10.7     Customer will have an irrevocable right to transfer the Manufacturing Process to itself and any Third Party approved by Lonza in writing for the manufacture of that Product (but no other product); provided, however, to the extent such technology transfer is to a Third Party and includes Lonza Confidential Information, Lonza Background Intellectual Property or New General Application Intellectual Property, such technology transfer shall be subject to a reasonable royalty and licensing fee and terms to be agreed upon by the Parties.  Lonza shall provide reasonably necessary documents to complete such technology transfer and,

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Customer shall reimburse Lonza for any costs (based on a full-time employee rate for such support) and expenses.

11Warranties

11.1     Lonza warrants that:

11.1.1  the Services shall be performed in accordance with all Applicable Laws;

11.1.2  except with respect to any development services, the manufacture of Product shall be performed in accordance with cGMP and will meet the Specifications [***];

11.1.3    it or its Affiliate holds all necessary permits, approvals, consents and licenses to enable it to perform the Services at the Facility; and

11.1.4  it has the necessary corporate authorizations to enter into and perform this Agreement.

11.2     Customer warrants that:

11.2.1 Customer has all the rights necessary to permit Lonza to perform the Services without infringing the Intellectual Property rights of any Third Party and the performance of the Services shall not infringe any Third Party Intellectual Property rights;

11.2.2  Customer will promptly notify Lonza in writing if it receives or is notified of a formal written claim from a Third Party that Customer Information and Customer Intellectual Property or that the use by Lonza thereof for the provision of the Services infringes any Intellectual Property or other rights of any Third Party; and

11.2.3  Customer has the necessary corporate authorizations to enter into this Agreement.

11.3     DISCLAIMER:  THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12Indemnification and Liability

12.1     Indemnification by Lonza.  Lonza shall indemnify the Customer, its Affiliates, and their respective officers, employees and agents (“Customer Indemnitees”) for any loss, damage, costs and expenses (including reasonable attorney fees) that Customer Indemnitees may suffer as a result of any Third Party claim arising directly out of any material breach of the warranties given by Lonza in Clause 11.1 above except to the extent that such claims

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resulted from the negligence, intentional misconduct or breach of this Agreement by any Customer Indemnitees.

12.2     Indemnification by Customer.  Customer shall indemnify Lonza, its Affiliates, and their respective officers, employees and agents (“Lonza Indemnitees”) from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Lonza Indemnitees may suffer as a result of any Third Party claim arising directly out of (i) any material breach of the warranties given by Customer in Clause 11.2 above; or (ii) any claims alleging that the performance of Services infringes any Intellectual Property rights of third parties; or (iii) the manufacture, use, sale, or distribution of any Product, including any claims of product liability; except, in each case, to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Lonza Indemnitees.

12.3     Indemnification Procedure.  If the Party to be indemnified intends to claim indemnification under this Clause 12, it shall promptly notify the indemnifying Party in writing of such claim.  The indemnitor shall have the right to control the defense and settlement thereof; provided, however, that any indemnitee shall have the right to retain its own counsel at its own expense.  The indemnitee, its employees and agents, shall reasonably cooperate with the indemnitor in the investigation of any liability covered by this Clause 12.  The failure to deliver prompt written notice to the indemnitor of any claim, to the extent prejudicial to its ability to defend such claim, shall relieve the indemnitor of any obligation to the indemnitee under this Clause 12.

12.4     DISCLAIMER OF CONSEQUENTIAL DAMAGES.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST REVENUES ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT TO THE EXTENT RESULTING FROM FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

12.5     LIMITATION OF LIABILITY.  LONZA’S LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE [***] MONTH PERIOD PRECEDING THE FIRST CLAIM FOR DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM LONZA’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

13Confidentiality

13.1     A Party receiving Confidential Information (the “Receiving Party”) agrees to strictly keep secret any and all Confidential Information received during the Term from or on behalf of the other Party (the “Disclosing Party”) using at least the same level of measures as it uses to protect its own Confidential Information, but in any case at least [***].  Confidential

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Information shall include information disclosed in any form including but not limited to in writing, orally, graphically or in electronic or other form to the Receiving Party, observed by the Receiving Party or its employees, agents, consultants, or representatives, or otherwise learned by the Receiving Party under this Agreement, which the Receiving Party knows or reasonably should know is confidential or proprietary.

13.2     Notwithstanding the foregoing, Receiving Party may disclose to any courts and/or other authorities Confidential Information which is or will be required pursuant to applicable governmental or administrative or public law, rule, regulation or order.  In such case the Party that received the Confidential Information will, to the extent legally permitted, inform the other Party promptly in writing and cooperate with the Disclosing Party in seeking to minimize the extent of Confidential Information which is required to be disclosed to the courts and/or authorities.

13.3     The obligation to maintain confidentiality under this Agreement does not apply to Confidential Information, which:

13.3.1  at the time of disclosure was publicly available; or

13.3.2  is or becomes publicly available other than as a result of a breach of this Agreement by the Receiving Party; or

13.3.3  as the Receiving Party can establish by competent proof, was rightfully in its possession at the time of disclosure by the Disclosing Party and had not been received from or on behalf of Disclosing Party; or

13.3.4  is supplied to a Party by a Third Party which was not in breach of an obligation of confidentiality to Disclosing Party or any other party; or

13.3.5  is developed by the Receiving Party independently from and without use of the Confidential Information, as evidenced by contemporaneous written records.

13.4     The Receiving Party will use Confidential Information only for the purposes of this Agreement and will not make any use of the Confidential Information for its own separate benefit or the benefit of any Third Party including, without limitation, with respect to research or product development or any reverse engineering or similar testing.  The Receiving Party agrees to return or destroy promptly (and certify such destruction) on Disclosing Party’s request all written or tangible Confidential Information of the Disclosing Party, except that one copy of such Confidential Information may be kept by the Receiving Party in its confidential files for record keeping purposes only.

13.5     Each Party will restrict the disclosure of Confidential Information to such officers, employees, consultants and representatives of itself and its Affiliates who have been informed of the confidential nature of the Confidential Information and who have a need

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to know such Confidential Information for the purpose of this Agreement.  Prior to disclosure to such persons, the Receiving Party shall bind its and its Affiliates’ officers, employees, consultants and representatives to confidentiality and non-use obligations no less stringent than those set forth herein.  The Receiving Party shall notify the Disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information.

13.6     The Receiving Party shall at any time be fully liable for any and all breaches of the confidentiality obligations in this Clause 13 by any of its Affiliates or the employees, consultants and representatives of itself or its Affiliates.

13.7     Each Party hereto expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided under this Clause 13 by a Party may cause irreparable harm to the other Party and that money damages may not provide a sufficient remedy to the non-breaching Party for any breach or threatened breach.  In the event of any breach and/or threatened breach, then, in addition to all other remedies available at law or in equity, the non-breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the non-breaching Party.

14Term and Termination

14.1     Term.  This Agreement shall commence on the Effective Date and shall end on the fifth anniversary of the Effective Date unless terminated earlier as provided herein or extended by mutual written consent of the Parties (the “Term”).  Notwithstanding the foregoing, each Project Plan may have separate term and termination provisions so long as the term of any Project Plan does not extend beyond the Term.

14.2     Termination.  This Agreement may be terminated as follows:

14.2.1  by either Party for any reason upon [***] days prior written notice to the other Party;

14.2.2  by either Party if the other Party breaches a material provision of this Agreement or a Project Plan and fails to cure such breach to the reasonable satisfaction of the non-breaching Party within [***] days ([***] working days for non-payment) following written notification of such breach from the non-breaching party to the breaching party; provided, however, that such [***] day period shall be extended as agreed by the Parties if the identified breach is incapable of cure within [***] days and if the breaching Party provides a plan and timeline to cure the breach, promptly commences efforts to cure the breach and diligently prosecutes such cure (it being understood that this extended period shall be unavailable for any breach regarding non-payment);

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14.2.3  by either Party, [***], if the other Party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, or files or has filed against it, a petition in bankruptcy or has a receiver appointed for a substantial part of its assets; or

14.2.4  by either Party pursuant to Clause 15.

14.2.5  by Customer at any time on [***] days’ written notice to Lonza if [***].  Customer shall provide to Lonza written evidence [***] together with any such written notice.  Such evidence may be audited by Lonza.  In consideration for Customer’s right to terminate under this Section 14.2.5’ for a period of [***] following the effective date of termination of this Agreement, Customer shall not enter into any new agreement with a third party [***] for the supply, delivery or manufacture of the Product without first giving Lonza a period of [***] days to review the proposed commercial terms of such proposed arrangement; provided that if Customer is unable to provide to Lonza terms due to confidentiality obligations, then Customer shall provide to Lonza terms that are substantially similar.  If Lonza decides prior to the end of such [***] days to provide substantially similar or superior commercial terms, Customer shall be obligated to enter into a new supply agreement with Lonza on such substantially similar or superior commercial terms proposed by Lonza.

14.3     Consequences of Termination.  In the event of termination hereunder, Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process; (ii) all costs incurred through the date of termination, including Raw Materials costs for Raw Materials used or purchased for use in connection with the Project Plan; (iii) all unreimbursed Capital Equipment and related decommissioning charges incurred pursuant to Clause 9; (iv) all amounts due under Clause 6.4, without proration of the final calendar year (but, excluding payments for minimum amounts not purchased (under Clause 6.4) in the case of termination for either breach by Lonza or Force Majeure); and (v) any applicable Cancellation Fees.  In the case of termination by Lonza for Customer’s material breach, Cancellation Fees shall be calculated as of the date of written notice of termination.

14.4     Survival.  The rights and obligations of each Party which by their nature survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including Clauses 10-13 and 16 (to the extent relevant).

15Force Majeure

15.1     If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will

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continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue.  Provided that, if such Force Majeure persists for a period of [***] months or more, Customer may terminate this Agreement by delivering written notice to Lonza.

15.2     “Force Majeure” shall be deemed to include any reason or cause beyond Lonza’s reasonable control affecting the performance by Lonza of its obligations under the Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or the inability of Lonza to obtain any required raw material, energy source, equipment, labor or transportation, at prices and on terms deemed by Lonza to be reasonably practicable, from Lonza’s usual sources of supply.

15.3     With regard to Lonza, any such event of Force Majeure affecting services or production at its Affiliates or suppliers shall be regarded as an event of Force Majeure, but only to the extent that such event delays or prevents Lonza’s performance of its obligations hereunder.

16Public and Commercial Anti-Bribery and Anti-Corruption Representations and Warranties

Lonza hereby represents and warrants that it has not, and agrees that it will not, in connection with the transactions contemplated under this Agreement, make or promise or offer to make any payment or transfer of anything of value, directly or indirectly:  (i) to any governmental official or government employee (including employees of government-owned entities or corporations); or (ii) to any political party, official of a political party or candidate (or to a third party for payment to any of the foregoing) in connection with the transactions contemplated under this Agreement in order to obtain or retain business or to secure any improper advantage.  It is the intent of the parties that no payments or transfers of value shall be made that have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business.  This Section 16 shall not, however, prohibit normal and customary business entertainment or providing business mementos of nominal value; provided, however, that all such payments shall be lawful, reasonable, directly related to the business of Lonza, and accurately described in the books and records of Lonza.  At Customer’s request, Lonza agrees to provide a signed Certification, in the form set forth in Appendix E hereto, on an annual basis for as long as the Agreement remains in effect.

17Miscellaneous

17.1     Severability.  If any provision hereof is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby.  The Parties hereto undertake to substitute any illegal, invalid or unenforceable provision by a provision

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which is as far as possible commercially equivalent considering the legal interests and the Purpose.

17.2     Amendments/Assignment.  Modifications and/or amendments of this Agreement must be in writing and signed by the Parties.  Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement, but Lonza shall remain fully responsible in respect of those obligations.  Subject thereto, neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) either Party may assign this Agreement to (i) any Affiliate of that Party or (ii) any third party in connection with the sale or transfer (by whatever method) of, in the case of Customer, all or substantially all of the assets of Customer’s business or, in the case of Lonza, of all or substantially all of the assets of the business related to the Facility or providing the Services.  Notwithstanding the foregoing, Customer may not assign its interest in this Agreement to any third party that is engaged in contract manufacturing of biological or pharmaceutical products without Lonza’s prior written consent, and (b) Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer.  For purposes of this Clause 17.2, the terms “assign” and “assignment” shall include, without limitation (i) the sale of fifty percent (50%) or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person, (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates, and (iii) a merger, consolidation, acquisition or other form of business combination.  Any purported assignment without a required consent shall be void.  No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

17.3     Notice.  All notices must be written and sent to the address of the Party first set forth above.  All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by facsimile followed by hard copy delivered by the methods under (c) or (d), (c) by prepaid certified or registered mail, return receipt requested, or (d) by prepaid recognized next business day delivery service.  Notices will be effective upon receipt or at a later date stated in the notice.

17.4     Governing Law/Jurisdiction.  This Agreement is governed in all respects by the laws of [***], without regard [***].  The Parties agree to submit to the jurisdiction of [***].

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17.5     Entire Agreement.  This Agreement contains the entire agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements with respect to the subject matter hereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Manufacturing Services Agreement to be executed by its duly authorized representative effective as of the date written above.

LONZA SALES LTD

By:	/s/ Daniel Blattler
Daniel Blattler
General Counsel Head of Legal Team Basel

By:	/s/ Fabrice Gacho
Fabrice Gachot

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD.

By:	/s/ Friedhelm Blobel
Friedhelm Blobel
Director

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APPENDIX A

Project Plan A -1

[Attached]

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APPENDIX B

Quality Agreement

[Attached]

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QUALITY AGREEMENT

Between

SciClone Pharmaceuticals International Ltd., Inc.
(As receiver)

And

Lonza Braine SA
(As supplier)

Of

Bulk Drug Substance Thymosin α-1

We the undersigned, agree to the terms, conditions, roles and responsibilities described in this Quality Agreement and its appendices.

Date	Date
SciClone Pharmaceuticals International Ltd. Peter ShaoDate Director of Quality, SciClone	Lonza Braine SA Frédérique MuttererDate Head of Quality Assurance and Regulatory Affairs
Friedhelm BlobelDate Director - SPIL	James LerescheDate Site Head

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TABLE OF CONTENTS

HIDDEN_ROW
1.0	GENERAL INFORMATION		29
	1.1	Introduction	29
	1.2	Parties to Agreement	29
	1.3	Scope	30
	1.4	Duration, Review and Changes to this Agreement	30
	1.5	Ultimate Quality Responsibility	31
	1.6	Execution of Responsibilities	31
2.0	LICENSES		32
	2.1	Establishment License	32
	2.2	SciClone Licenses	32
3.0	GOVERNING REGULATIONS, RULES AND PROCEDURES		32
	3.1	Governing Rules and Regulations	32
	3.2	Lonza Procedures	33
4.0	RAW MATERIALS		33
	4.1	Sources	33
	4.2	Suppliers	33
	4.3	Receipt, Storage, and Release	34
	4.4	Raw Material Specifications	34
	4.5	Raw Material Analytical Methods	34
	4.6	Raw Material Sampling Plans and Expiration	35
5.0	PROCESSING OF PRODUCT		35
	5.1	Batch Numbering System	35
	5.2	Master Production Records	35
	5.3	Processing, Reprocessing and Reworking	35
	5.4	Holding and Packaging	36
	5.5	Rejection of Product during Processing	36
6.0	LOT DISPOSITION		36
	6.1	Lonza Release (Manufacturer’s Release) of Product	36
	6.2	SciClone’s Final Release of Product	37
	6.3	Batch Record Review	37
7.0	QUALITY CONTROL		38
	7.1	QC Analytical (In-process and Release Testing)	38
	7.2	QC Stability Testing	39
	7.3	Shelf Life, Storage and Shipping Conditions	40
	7.4	Out of Specification (OOS) Results	40
8.0	QUALITY SYSTEMS		40
	8.1	General	40
	8.2	Validation	40
	8.3	Change Control	42

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	8.4	Deviations	44
	8.5	Annual Product Reviews	46
	8.6	Post Release Issues and Product Complaints	46
	8.7	Product Recall	47
	8.8	Document Retention	47
	8.9	New Product Introduction	47
	8.10	Sub-Contracting	48
9.0	OVERSIGHT		48
	9.1	Person-In-Plant (PIP)	48
10.0	COMPLIANCE AUDITS AND INSPECTIONS		49
	10.1	Compliance Audits	49
	10.2	Regulatory Inspections	50
	10.3	Regulatory Agency Contacts	51
11.0	CHANNELS OF COMMUNICATION - ORGANIZATION		52
12.0	RESPONSIBILITIES MATRIX		52
	List of Appendices		53
	APPENDIX I: CHANGE OF HISTORY LOG		54
	APPENDIX II: GLOSSARY		56
	APPENDIX III: RESPONSIBILITY MATRIX		64
	APPENDIX IV: CONTACT LIST		69
	APPENDIX V: PRODUCT LIST		70
	APPENDIX VI: RAW MATERIALS AND APPROVED SUPPLIERS		71

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1.0GENERAL INFORMATION

1.1Introduction

1.1.1SciClone Pharmaceuticals International Ltd. (SPIL), a corporation existing under the laws of the Cayman Islands, and Lonza Braine SA (Lonza) are leading biotechnology companies engaged in the manufacture, marketing and sales of pharmaceutical products.  SPIL operates under one common quality management system in compliance with Current Good Manufacturing Practices (cGMPs).  Lonza operates under one common quality management system in compliance with Current Good Manufacturing Practices (cGMPs).

1.1.2SPIL. will collaborate and entrust Lonza to Manufacture the Bulk Drug Substance Thymosin a-1 (Appendix V:  Product List), hereinafter referred to as "Product", which SPIL will further process into Drug Product (Zadaxin®) for commercial distribution in Italy and in countries outside of the International Conference on Harmonization (ICH) geographies, otherwise known as Rest of World (ROW).  SPIL authorizes SciClone Quality Unit from SciClone Pharmaceuticals, Inc. ("SciClone"), based in the United States, to execute this GMP Technical Quality Agreement.  The roles and responsibilities of SciClone and Lonza are defined hereunder according to the intentions of the GMP regulations.  The commercial arrangements relating to the Manufacture of the Product are governed under a Legal Contract entered into by and between SPIL and Lonza on December 31, 2006, as amended (referred to hereinafter as the "Manufacturing and Supply Agreement", and within which this Quality Agreement is referenced as Exhibit E).

1.2Parties to Agreement

1.2.1This Quality Agreement, effective on the effective date of the executed Supply Agreement and Quality Agreement (the "Effective Date"), is hereby entered into by and between SPIL, and Lonza, a Belgian corporation, and must be adhered to in the processing of Product governed by the Supply Agreement.  The addresses of these parties are:

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SciClone Pharmaceuticals International Ltd P.O. Box 219GT, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands British West Indies	Lonza Braine SA Chaussée de Tubize 297 B-1420 Braine-l'Alleud Belgium

1.3Scope

1.3.1This Quality Agreement is based on the Manufacturing and Supply Agreement.  This Quality Agreement is supplemental to the Manufacturing and Supply Agreement and does not amend, supply or otherwise modify the Manufacturing and Supply Agreement.

1.3.2The Quality Agreement is applicable to activities related to the characterization, validation, qualification, manufacturing, testing (in- process, release, and stability), storage, and packaging for shipment of Bulk Drug Substance Thymosin α-1(used to manufacture the final drug product Zadaxin®) by Lonza for SPIL

1.3.3The appendices and enclosures to this Quality Agreement are an integral part of the Quality Agreement and are incorporated into this Quality Agreement by this reference.  In addition, all capitalized terms used herein are defined in the Appendix II:  Glossary, and in case of any inconsistency of such terms set forth in this Agreement and the Supply Agreement, shall have their meaning set forth in the Manufacturing and Supply Agreement.

1.4Duration, Review and Changes to this Agreement

1.4.1This Quality Agreement shall be effective as of the Effective Date and shall terminate upon the expiration or termination of the Manufacturing and Supply Agreement except as outlined below in Section 1.4.2.

1.4.2The termination of the Manufacturing and Supply Agreement shall not relieve either Party of its obligations regarding (a) customer complaints (b) recalls, (c) inspections and contact by Health Authorities, (d) storage of Product specific documents, and (e) storage and stability testing of QC samples.  The relevant Sections of the Quality Agreement are 7.1.5, 7.2, 8.6, 8.7, and 8.8.  The Annual Product Review will be provided by Lonza for the final year of Manufacturing of Product as outlined in Section 8.5.

1.4.3Changes or supplements to this Quality Agreement or to the appendices and enclosures can only be made by mutual consent in writing, with the

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exception of Appendix IV:  Contact List, which can be updated by either Party as required, and forwarded to the necessary Party as updates are made.  Other amendments to the Quality Agreement will be recorded and filed in Appendix I:  Change History Log with each subsequent revision.

1.4.4This Quality Agreement shall be reviewed for accuracy and compliance with GMP regulations by both Parties every [***] years.  [***] reviews of the Quality Agreement, either requiring a change or not resulting in an amendment to the document will be recorded in Appendix I:  Change History Log.

1.4.5It is the responsibility of both Parties to replace the superseded provision with the approved amendment.  Superseded copies may be retained for historical records, but must be marked to appropriately indicate the historical status of the document.

1.4.6It is the responsibility of each Party to ensure that its staff is adequately informed and that any procedural or documentary changes resulting from an amendment are implemented in the areas affected by the changes.

1.5Ultimate Quality Responsibility

1.5.1In the event of any inconsistency between the terms and conditions of the Quality Agreement, the terms and conditions of the Manufacturing and Supply Agreement shall prevail except to the extent such provisions are in violation of GMP regulations.  Notwithstanding the foregoing, the Quality Agreement shall govern with respect to the assignment of responsibilities and obligations of each Party to undertake those measures to assure the quality of Product and with respect to determinations of ability for release.

1.5.2SciClone's Quality Unit has sole authority for the final disposition of Batches of Product.  Any consequence affecting Lonza's ability to supply Product to SPIL, arising out of rejection of Batch(es) by the SciClone Quality Unit, shall be resolved in accordance with the terms and conditions of Article V, Delivery and Acceptance, of the Manufacturing and Supply Agreement.

1.5.3If not otherwise defined in the Quality Agreement, the provisions of Lonza's Quality management system and Standard Operating Procedures shall be applied to those operations.

1.6Execution of Responsibilities

1.6.1In the execution of their relevant responsibilities, both Parties agree to conduct the necessary consolidated reviews, approvals, rejection and consents in a timely manner and within the time limits specified and

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outlined in the Manufacturing and Supply Agreement and this Quality Agreement.  Where any Party requires the consent of the other, such consent will not be unreasonably withheld or delayed.

1.6.2It is understood and agreed, that as used herein, the term "shall" as used and SciClone Pharmaceuticals International, Ltd. in the phrase “a party shall" or "SciClone shall" or “Lonza shall" means that for purposes of compliance with governing laws, regulations and guidelines, such party shall have responsibility for performing such activity.

2.0LICENSES

2.1Establishment License

2.1.1Lonza shall obtain and maintain a valid local authorization for facilities at Chaussée de Tubize 297, B-1420 Braine-l, Alleud, Belgium where Raw Materials and Product will be processed, tested, stored and shipped (hereinafter referred to as "Facility").

2.2SciClone Licenses

2.2.1SciClone shall, in accordance with applicable regulations, have sole authority for applying for any Product Licenses (or equivalent) for the Product with regulatory agencies.

2.2.2SciClone shall, in accordance with applicable regulations, inform the appropriate authorities of any changes to the approved licenses for the Product through supplements (or equivalent) for the Product and informing Lonza of the same.

2.2.3Upon request of any governmental or regulatory authority, both Parties shall provide to each other, any data and information relating to the Product which may be necessary for regulatory approval and maintenance efforts with respect to the licenses.

3.0GOVERNING REGULATIONS, RULES AND PROCEDURES

3.1Governing Rules and Regulations

3.1.1Lonza shall ensure that the Product is manufactured in accordance with, and the systems for processing, testing and storage of the Product comply with:

•Requirements of US 21 CFR Part 210, 211, and 600 governing Good Manufacturing Practices ("cGMP")

•Requirements of US 21 CFR Part 11 governing computerized systems used in the processing of drugs

•US FDA

•Rules governing Medicinal Product in the EU

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•Applicable ICH Guidelines

•The requirements of the Quality Agreement

•The requirements of the Manufacturing and Supply Agreement

•Any additional laws and regulations/guidelines adopted by the regulatory authorities where the Product will be distributed.

3.2Lonza Procedures

3.2.1Lonza shall maintain a separation of quality and manufacturing functions, responsibilities and authority consistent with industry standards.

3.2.2Lonza shall create and maintain Quality Systems with current GMPs, with associated Standard Operating Procedures (SOPs) that enable both parties to execute their roles and responsibilities under the terms and conditions as described herein.

3.2.3Lonza shall use [***] in determining the number and the qualification of personnel all of whom are qualified and have reasonable and sufficient technical expertise as necessary to manufacture, test, and release the Product according to the services described in the Manufacturing and Supply Agreement, in order to fulfill the obligations under this agreement and maintain the Facility and equipment as per applicable US and European regulations.

3.2.4Lonza will provide SciClone with copies of effective Product-specific documents, as requested by SciClone, related to the validation, manufacture, processing, testing, packing, and storage of the Product manufactured for SciClone.  Lonza shall make such Product-specific documents available at the time of an Audit.  If a scanned document is needed, this will be covered by a specific purchase order.

4.0RAW MATERIALS

4.1Sources

4.1.1For Lonza-sourced Raw Materials, Lonza certifies that such items are in compliance with the current TSE Guidelines (Note for Guidance on Minimizing the Risk of Transmitting Spongiform Encephalopathy Agents via Human and Veterinary Medicinal Product EMEA/410/01, Rev. 2 or update).

4.2Suppliers

4.2.1SciClone and Lonza shall initially assess the suppliers of all critical starting or Raw Materials and shall define a list of approved suppliers.  The approved list will be attached to the Quality Agreement as Appendix VI:  Raw Materials and Approved Suppliers.

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4.2.2Lonza will update the list when there are changes to the suppliers and forward a copy to SciClone.

4.2.3Lonza shall assess all approved suppliers' qualification in accordance with Lonza procedures, and SciClone may participate in the supplier qualification process of critical suppliers as needed.

4.2.4SciClone may assess Lonza's supplier qualification program during the GMP compliance Audits.  Upon request by SciClone, Lonza will provide SciClone with written documentation verifying the current qualification status of the suppliers.

4.3Receipt, Storage, and Release

4.3.1The receipt and storage of the Raw Materials will be performed in accordance to Lonza procedures.

4.3.2Lonza will be responsible for sampling, testing, resolving Deviations (as outlined in Section 8.4) and release of all Raw Materials used in the Manufacturing process at the Facility, in accordance with appropriate procedures, testing specifications, and regulations.

4.4Raw Material Specifications

4.4.1Lonza shall create, approve and maintain Specifications for all Raw Materials as required by Lonza procedures.

4.4.2Changes to these Specifications (including changes in suppliers, non- compendial test methods, and acceptance criteria) will also require written approval by SciClone as outlined in Section 8.3, Change Control.

4.4.3It is understood between the Parties that when any Specification references a pharmacopoeial quality, the current version of the pharmacopoeia monograph is to be applied if applicable.  In case a Raw Material quality is defined differently by multiple pharmacopoeias, the selection of the Raw Material quality test method must be justified and consistent with any regulatory requirements.  Implementation of changes as a result of pharmacopoeial test method updates [***], but [***]  of such changes is required.

4.5Raw Material Analytical Methods

4.5.1Lonza shall create, approve, and maintain all Raw Material non- compendial analytical methods.

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4.5.2Lonza shall promptly notify SciClone of changes to methods or acceptance criteria used to test Specialized Raw Materials for the Manufacturing of Product as outlined in Section 8.3, Change Control.

4.6Raw Material Sampling Plans and Expiration

4.6.1Lonza shall create, approve, and maintain sampling plans for Raw Materials used in the Manufacturing of Product following Lonza procedures.

4.6.2Raw Materials will have an assigned retest/and or expiry date.  A retest may be performed as outlined by Lonza procedures.

5.0PROCESSING OF PRODUCT

5.1Batch Numbering System

5.1.1Lonza shall issue the Batch number for all GMP Batches of Product produced by Lonza.  This Batch number shall be placed on appropriate product labels and release documentation including the Certificate of Analysis (COA) and Confirmation of Compliance (COC) for Lot traceability.

5.2Master Production Records

5.2.1The Master Batch Record (MBR) is defined as all of the master process documentation approved by Lonza, including the batch records, media and buffer preparations records, bill of materials, specifications, and sampling plans required for the manufacturing and testing of SciClone Product.  Once approved, the MBR is reproduced in a controlled manner and the reproduction is used to record the actual processing of each Batch.

5.2.2SciClone's prior written approval is required for major changes to these documents as outlined in Section 8.3, Change Control.

5.3Processing, Reprocessing and Reworking

5.3.1Lonza shall process the Product following the approved Master Batch Records, using Production Batch Records and all other applicable SOPs as required.  Production Batch Records shall include the theoretical and actual yields of major steps in the processing.

5.3.2If any Batch is to be reprocessed or reworked, Lonza shall obtain written approval from the SciClone Quality Unit in advance, within [***] working days of initiating reprocessing.

5.3.3Where reprocessing is permitted by the Product registration under applicable Health Authorities' regulations or in accordance with GMP, the

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instructions to perform such reprocessing shall be incorporated into an appropriate Product SOP and/or Production Batch Record.

5.3.4Where a reprocessing or rework is not approved by the FDA or Health Authorities, instructions to perform such activity will be documented in a protocol which shall require approval by Lonza and SciClone Manufacturing, Quality, and Regulatory representatives.  SciClone will obtain appropriate FDA or regulatory approval before such reprocessed or reworked material is considered for release for further manufacture or into commerce.

5.4Holding and Packaging

5.4.1Lonza shall hold SciClone Product at storage conditions according to Product Specifications and SciClone requirements.  Lonza shall ensure that the appropriate GMP controls are in place to prevent cross- contamination, theft, interference, or mix-ups with any other materials.

5.4.2Lonza shall pack the Product according to SciClone packaging requirements per procedures written by Lonza and approved by Lonza and SciClone.  SciClone shall communicate the packaging requirements to Lonza.

5.5Rejection of Product during Processing

5.5.1Lonza shall provide SciClone with a statement of rejection, specifying the reasons for rejection, for any Product or Product intermediate rejected during processing as outlined by Lonza Deviation procedures and Section 8.4.  Notices of aborted batches during processing shall be forwarded to SciClone after completion of the Campaign.  Lonza shall destroy per approved procedures rejected Product or Product intermediate.  Lonza will ensure that proper handling, segregation, and documentation of any destruction performed.

6.0LOT DISPOSITION

6.1Lonza Release (Manufacturer's Release) of Product

6.1.1Lonza's Qualified Person will be responsible for the manufacturer's release of Product.  SciClone's Quality Assurance is ultimately responsible for final release of Product.

6.1.2Lonza shall perform the Manufacturer's Release of each Batch in accordance with Lonza procedures and with this Quality Agreement.  Lonza shall notify the SciClone Quality Unit of any Batch being considered for rejection prior to such rejection in the course of the Deviation investigation.

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6.1.3Lonza's Qualified Person must provide a Confirmation of Conformance (COC) to certify that the Product was manufactured in compliance with GMPs and appropriate Standard Operating Procedures (SOPs).  All Manufacturing documents, including the Batch Records have been reviewed and comply with the appropriate Master documentation.  The Product was tested in compliance with the appropriate in-process and release Specifications and meets all acceptance criteria as documented on the Certificate of Analysis (COA).

6.1.4If any Deviations or OOS investigations occurred with respect to a Batch, such certification shall state that any Deviations, which may have occurred during Manufacturing or testing of the Product have been documented, assessed, and found to be acceptable.

6.1.5For Batches rejected by Lonza, SciClone has the right, solely at SciClone's risk and expense, to take possession of the rejected Product provided that SciClone gives written notice indicating the intended use of the Product.  SciClone will confirm that such intended use does not violate any laws or regulations governing the Product.

6.2SciClone's Final Release of Product

6.2.1After release by Lonza, SciClone's Quality Unit has the sole authority for all final disposition decisions related to Product.  Such disposition is accomplished by review of the copies for each Batch of the records listed below provided in English (where available) or by review of original records on location (including executed Batch Records) at Lonza during usual business hours (date and duration to be mutually agreed):

•COC signed by Lonza's Qualified Persons

•COA

•Copies of Critical and Major Deviations including Confirmed OOS and Investigation Reports

•A list of all Deviations

6.2.2SciClone will prepare a disposition of release/rejection and will provide Lonza with a copy, after a decision is made of the Final Release status.

6.2.3Any issues discovered by SciClone that would result in the rejection of a Batch will be communicated by SciClone to Lonza within [***] days of receipt of the full release documentation package from Lonza.

6.3Batch Record Review

6.3.1Lonza shall permit the SciClone Quality Unit personnel to be on site to review Batch Records in order to expedite Lot disposition.  SciClone will

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work with Lonza to mutually agree on the personnel and time allocated for the Lot Review.

7.0QUALITY CONTROL

7.1QC Analytical (In-process and Release Testing)

7.1.1Test Specifications

7.1.1.1Major changes to the Specifications of the Product will require prior written approval by SciClone as outlined in Section 8.3, Change Control.

7.1.2Analytical Methods

7.1.2.1Lonza shall create, approve, and maintain in-process, Product release, and stability non-compendial Analytical Methods.

7.1.2.2Major Changes to such Analytical Methods require written approval by both Parties prior to implementation.

7.1.2.3It is understood between the Parties that when any Product Specification references a pharmacopoeia test method, the current version of the pharmacopoeia test method is to be used for both the Specification and the Analytical Test Method, if applicable.  Implementation of the changes as a result of pharmacopoeia test method updates does not require approval by SciClone, but notification of such changes is required.

7.1.3Sampling Plans

7.1.3.1Lonza shall create, approve, and maintain in-process and Product sampling plans as required during routine Commercial Production following Lonza procedures.

7.1.3.2Any Major Changes to the sampling plans for Product require review and approval by SciClone.

7.1.4Quality Control Testing and Approval

7.1.4.1Lonza shall pull, and test, in-process, Product, and stability samples according to the approved sampling plans and testing Specifications, following the approved Analytical Methods as applicable.

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7.1.4.2Lonza shall report all QC results with the Batch Record.  Product testing results must be reported on a COA, a copy of which will be provided to the SciClone Quality Unit after the Manufacturer's Release.

7.1.4.3SciClone shall provide reference materials to Lonza to be used in the testing of the Product as required.

7.1.4.4Lonza shall notify SciClone Quality Unit of any Out Of Trend (OOT）result within [***] business days in writing

7.1.5Reserve Samples

7.1.5.1Reserve samples shall be kept at Lonza in accordance with Lonza procedures, 21 CFR 211 and other applicable GMP guidance documents.

7.1.5.2Lonza will inform SciClone when QC reserve samples of SciClone Product are to be destroyed and if necessary, samples may be transferred to SciClone or designee according to approved procedures.

7.2QC Stability Testing

7.2.1Stability testing of Product will be conducted by Lonza.  Lonza shall conduct stability studies according to Stability Protocols that are reviewed and approved by Lonza and SciClone.  All changes to Stability Protocols (initiated by Lonza or SciClone) will be reviewed and approved by SciClone.  Any delay, according to Lonza SOP, to the start of the study will be communicated to the SciClone Quality Unit in accordance with Lonza Deviation procedures as outlined in Section 8.4.

7.2.2Samples will be placed in and pulled from the appropriate validated chambers as specified in the Stability Protocols.  Samples should be pulled from the chamber as outlined in the Stability Protocol.

7.2.3Tests for stability samples should be started within [***] days of the sample pull.  Any delay, according to Lonza SOP, to the testing of samples will be communicated to the SciClone Quality Unit in accordance with Lonza Deviation procedures as outlined in Section 8.4, Deviations.

7.2.4Lonza will provide SciClone with reports of the stability testing according to Lonza procedure.

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7.3Shelf Life, Storage and Shipping Conditions

7.3.1Lonza shall incorporate the Product's expiry date, storage and shipping conditions into its controlled procedures as required.

7.3.2SciClone shall approve changes to the expiry date, storage and shipping conditions based on Lonza stability studies for Product.

7.4Out of Specification (OOS) Results

7.4.1Lonza shall conduct an initial investigation (e.g., checking documentation and performance for errors in sample preparation, equipment calibration, system suitability, etc.) of all initial OOS results to determine whether or not they were caused by laboratory error, according to Lonza procedures.

7.4.2Until the conclusion of the initial investigation, no additional testing of affected sample(s) should occur.  After conclusion of the initial investigation and the OOS is determined to be caused by laboratory error, Lonza may proceed to re-sample and/or retest the material following Lonza procedures.

7.4.3In the case that an OOS is confirmed, Lonza shall notify the SciClone Quality Unit as soon as possible or in any case within [***] business days in writing.  All confirmed OOS will be addressed as Major Deviations as outlined in Section 8.4.

7.4.4Lonza shall conduct an investigation plan compliant with Lonza procedures.  The conclusions of the investigation report for confirmed OOS will be collaboratively assessed with SciClone representative prior to closure.  Lonza shall provide SciClone with copies of all final Quality Control testing Investigation Reports of confirmed OOS results.

8.0QUALITY SYSTEMS

8.1General

8.1.1Lonza will create and maintain a Quality system, with associated Standard Operating Procedures ("SOPs" or "procedures") that enable both Parties to execute their roles and responsibilities under the terms and conditions described herein.

8.2Validation

8.2.1General

8.2.1.1Validation shall be defined as a documented program that provides a high degree of assurance that a specific process, method, or system performs as intended and will consistently

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produce a result that meets pre-determined acceptance criteria.  The validation of facilities, utilities, cleaning, non- product specific analytical methods, computerized systems and equipment is the responsibility of Lonza.  Validation and Qualification Master Plans, protocols, and reports for these systems will be available for review during compliance Audits.

8.2.1.2For validation of processes used for Product, SciClone will review and approve the affiliated Product Validation protocols, reports, and associated Major Changes.  Deviations to Validation protocols will be captured in the Validation reports which will be reviewed and approved by SciClone.

8.2.2Facility and Equipment Qualification

8.2.2.1Lonza shall maintain a system for initial and periodic facility, utility, and equipment qualification that will ensure that the facility, utility, automation, and equipment will reliably and repeatedly perform their intended function in the Manufacturing of Product.

8.2.3Process Validation

8.2.3.1Lonza shall prepare, review, and approve Process Validation protocols with SciClone Technical and Quality Personnel.

8.2.3.2Lonza shall perform process validation activities according to the approved protocols, sampling plans, the recording of raw data, observations, deviations, and the reporting of results.

8.2.3.3SciClone approval of process validation protocols prior to execution and reports is required.  Such approvals will not be unreasonably withheld or delayed.

8.2.3.4Lonza and SciClone shall be responsible for review of data analysis as specified in such protocols.

8.2.4Cleaning Validation

8.2.4.1Lonza will write, execute, and document cleaning validation studies, including investigating any deviations.

8.2.4.2Cleaning validation studies will be performed on all equipment used in the Manufacturing of the Product using protocols

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approved by Lonza.  Cleaning validation studies must be completed and approved by Lonza prior to the release of Product in order to support the appropriate regulatory filings (FDA and other regulatory agency submissions)..

8.2.5Computer Validation

8.2.5.1Lonza shall maintain systems for initial and periodic computerized system validation that will ensure that such systems will reliably and repeatedly perform their intended function in the manufacturing and testing of Product.  Such systems will include compliance with US 21 CFR Part 11， Electronic Records and Electronic Signatures.

8.3Change Control

8.3.1For SciClone Product, Lonza shall utilize the Lonza change control system to ensure appropriate review of changes initiated by Lonza that may directly or indirectly impact, Manufacturing Documentation, GMP Raw Data, qualified equipment (testing and processing), Manufacturing Process, Analytical Methods, Raw Materials, automated/computer systems, Facilities, Utilities, Third Party Contractors, Suppliers and Quality Systems used in the production, testing, holding, storage, and shipment of Product at the Facility and that may impact SciClone regulatory agency submissions.

8.3.2Lonza shall evaluate the impact of any changes on the quality of the Product, the Specifications, the Quality Systems, the validation/qualification status according to Lonza change control procedures.

8.3.3Lonza shall review all changes to determine if the change is a Major Change.  If there is any doubt regarding whether a change is a Major Change, Lonza will contact SciClone, and the Parties shall jointly make this determination.  SciClone and Lonza are responsible for assessing the regulatory impact of the change to the respective regulatory filings.  It is understood between the Parties that pharmacopoeia changes are not Major Changes, but Minor Changes.

8.3.4Lonza will notify the SciClone Quality Unit annually in writing of any Product-specific Minor Changes.  Such notification shall contain a description, the archive date, and the status of the change.  Minor Changes may be implemented by Lonza prior to SciClone notification.

8.3.5SciClone approval is required prior to implementation on all Major Changes including, but not limited to, the following changes:

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•Those that impact the Product regulatory filings or require a regulatory submission

•Manufacturing process changes

•Non-compendial analytical methods and testing specifications

•Transferred Product-specific analytical procedures

•In Process Control and Product Release Testing Specifications

•Master Batch Records

•SciClone Product sampling plans

•Third-party contractors used for release testing of SciClone Product (if applicable)

•Product Stability Protocols

•Instructions for shipping and storage conditions for SciClone Product

8.3.6Such notifications will be communicated in written English SciClone will use Reasonable Effort to approve, reject or provide a response within [***]  business days and conclude its change assessment within [***] calendar days from initial notification from Lonza.

8.3.7At minimum, such notification will contain a change control number and description of the change together with the rationale, the proposed approval date, the assessment of impact on qualification/validation, regulatory files, and/ or comparability testing and acceptance criteria to prove the Major Change does not adversely affect Product quality.

8.3.8SciClone's prior review and approval/rejection of the Major Change, based on the effect upon Product quality and or licenses, is required.  Once a Major Change is approved by SciClone and implemented at Lonza, Lonza will provide SciClone with the implementation date and the supporting data and reports demonstrating the validity and/or acceptability of the change.

8.3.9For SciClone-proposed changes, SciClone shall notify Lonza of any Product-specific changes required.  Such notifications will be communicated in writing in a timely manner as to allow Lonza to evaluate the proposed change(s) following Lonza procedures.

8.3.10For SciClone proposed changes, at minimum, such notification will contain a description of the change together with the rationale, the proposed implementation date, the qualification, validation, and or comparability testing and acceptance criteria to prove the Major change does not adversely affect Product quality.

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8.3.11For SciClone proposed changes, Lonza is responsible for review and approval/rejection of the change, based on the affect upon Product quality, Lonza facilities and operations, and/or Lonza Product license.  Lonza will implement all changes required by SciClone and accepted by Lonza in a timely manner and in accordance with Lonza procedures.

8.3.12Emergency Changes are changes that shall be performed prior to receipt of SciClone aproval to prevent Product loss/quality or eliminate a safety/integrity hazard.  Emergency Changes shall be evaluated and documented as previously described and notification shall be provided to SciClone for evaluation within [***] days of the change implementation.

8.4Deviations

8.4.1A deviation is an event in the manufacturing process, quality control testing, batch record review and/or support system that is outside of approved in-process limits (Action Limits), outside the Product license, approved SOPs, policies, standards, Specifications, or a departure from cGMPs or that otherwise may adversely impact the safety, identity, strength, purity or other quality attribute of the Product.  Critical Deviations shall be included within this definition.

8.4.2Lonza shall have a procedure that defines employee responsibility for reporting and documenting any deviation that could impact Product quality, safety, efficacy or stability.  Any deviation shall be documented and approved by personnel designated by Lonza from each of the relevant departments and by QA, in accordance with Lonza procedures for Deviation management.

8.4.3Lonza shall notify SciClone of any Critical and Major Deviation that is observed by Lonza during the conduct of the Manufacturing, Product storage, and/or Batch Record review that results in a deviation from testing Specifications, and/or that adversely impacts the quality of the Product, and/or violates cGMPs so as to potentially impact the release of the Product.

8.4.4Notification of any Critical Deviation will be forwarded to SciClone within [***] business days after information is provided to Lonza's Quality Assurance Unit.  Notification of deviation which may impact the quality of the product (major deviations) will be forwarded to Sciclone [***] business day after information is provided to Lonza's Quality Assurance Unit.

8.4.5Examples of Critical and Major Deviations include but are not limited to:

•Operations outside of the License requirements and/or agreed upon Process Parameter ranges which adversely impact the

•and SciClone Pharmaceuticals International, Ltd.

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•quality of the Product

•Introduction of adventitious agents/contaminants in the Product

•Confirmed OOS

•Incorrect Raw Materials or equipment used during the Manufacturing of the Product

•Deviation that induces a reprocessing and Reworking of the Product

•Process discrepancies that adversely impact Product quality.

8.4.6Lonza is responsible for investigating all deviations in accordance with Lonza procedures.  Lonza shall allow the SciClone Quality Unit to actively participate in the development of investigation action plans in regards to Critical Deviations.  SciClone shall approve all Corrective and Preventive Actions (CAPAs) associated with each investigation.  Lonza shall assess the effectiveness of such CAPAs as appropriate.

Sciclone will use reasonable effort to approve, or provide a response within [***] business days from receipt of the completed deviation.

8.4.7For all Critical and Major Deviations and confirmed OOS, Lonza will provide SciClone an Investigation Report, written in English (for the major deviation, only a summary/conclusion in English is provided), summarizing the results and conclusions of an investigation plan used to assess the impact to Product quality.  In some instances SciClone may request copies of all relevant documentation supporting an Investigation Report.  Lonza will provide copies of the original investigations upon Reasonable request by SciClone.

8.4.8Lonza shall immediately notify SciClone of any problems that are discovered by Lonza that may have impact to Batches previously shipped to SciClone.  Notice shall be made within [***] of the discovery of a potential quality problem with a released Batch.

8.4.9Lonza shall fully assist SciClone in carrying out any investigation, record review, Materials evaluation and testing undertaken or requested by SciClone due to any failure of a Product to meet its testing Specifications, or undesirable trend in performance, characteristics, or quality.

8.4.10Lonza shall document any critical and major planned deviations in the course of the Manufacturing of the Product in accordance with approved procedures.  Lonza Quality Assurance Unit, together with the concerned organizational unit(s) shall investigate, evaluate and document the potential impact of such planned deviations to the Product prior to execution.  Lonza's Quality Assurance Unit shall notify SciClone's Quality Assurance of any

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critical and major planned deviation related to the Product as soon as Reasonable for review and approval.

8.5Annual Product Reviews

8.5.1Lonza shall provide SciClone with Annual Product Reviews (APR) report within [***] months of the date of request.  APR will include :

•Status of the Lots of Product from Lonza (Manufactured and released, reprocessed, rejected, or aborted by Lonza)

•Summary of any changes (Major and Minor) at Lonza regarding in the Manufacturing of the Product

•Summary of critical and major deviations, investigations, and deviation trend results, including corrective actions

•Summary of in-process and final product release testing, including trend analysis

•Summary of Stability studies and results

•Changes to the DMF

•Summary of validated process/status for the Product for the current year, analysis and recommendations (as required)

8.6Post Release Issues and Product Complaints

8.6.1SciClone shall have the sole authority for resolving all post-release issues (with the exception of deviations), including without limitation customer complaints, inquiries and adverse events related to the Product.  Lonza shall fully assist SciClone in the investigation.

8.6.2It is expected that post-release issues for the Product will be received by SciClone.  Any post-release issues received by Lonza shall be forwarded to the SciClone Quality Unit within [***] business days.

8.6.3If the Product in any consignment fails to comply with the agreed Quality standards, either upon receipt or during the shelf-life of the Product, as a result of operations conducted at Lonza, SciClone will notify Lonza in writing within [***] business days of SciClone's becoming aware of such non-compliance.

8.6.4If SciClone investigations into finished Drug Product complaints or adverse events indicate that the cause could have been as a result of operations conducted at Lonza, SciClone will contact Lonza in writing within [***] business days of concluding such investigations.

8.6.5Lonza shall complete such investigations, and provide the SciClone Quality Unit with a full and complete report in writing, within [***]  business days

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of SciClone's initial notice.  If an investigation exceeds [***] business days, SciClone will be notified, and an interim status update will be provided, if requested by SciClone.

8.6.6Lonza shall notify SciClone Quality Unit within [***] business days of any other complaint with any other products manufactured by Lonza that by nature of similarity of material or manufacturing that has reasonable potential to adversely impact the Product.

8.7Product Recall

8.7.1SciClone shall have sole authority for any decision to recall SciClone Product and shall determine the nature and urgency of a recall.

8.7.2SciClone shall notify Lonza of any recall decision related to the Product supplied to SciClone prior to initiating such recall, so that Lonza may take appropriate action.

8.7.3Once a decision to recall a SciClone Batch has been taken, SciClone shall have sole authority, as between the Parties, to initiate the recall and Lonza shall fully assist SciClone with the coordination of recall activities.

8.7.4SciClone shall inform Lonza in writing of any action which is required of Lonza to assist in the recall.  Lonza shall use all resources necessary to facilitate the rapid achievement of the recall.  Each party shall keep the other party updated as to the progress of the recall.  SciClone agrees that if necessary, Lonza will follow communication requirements of EU authorities (EMA and/or German Inspectorate).

8.8Document Retention

8.8.1Lonza shall maintain, until the end of the retention period, the original Batch records and any other records relating to the Product consisting of manufacturing, packaging, Quality Control, release, storage and delivery documentation, Raw Data and records for each Batch of Product in paper or electronic form in a secure location for a minimum period of [***] years or in accordance with Lonza procedures, if beyond [***] years.

8.8.2Prior to destruction, such documentation will be sent to the SciClone Quality Unit unless otherwise directed in writing by SciClone.

8.9New Product Introduction

8.9.1Lonza shall not introduce into the parts of the Facility used for production of the Product materials such as herbicides, pesticides, or any known toxins, potent allergens, beta lactams, or live vaccines.  Similarly, Lonza shall not

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conduct any production activities for the Product with any of these materials.

8.9.2Lonza shall not use the same facilities and/or equipment used for processing the Product for the processing of beta lactams (e.g., penicillin or cephalosporins).

8.9.3Prior to the introduction of a new product into the facility, Lonza shall perform a risk assessment according to its internal procedures and perform cleaning verification or validation (if deemed necessary) according to Lonza procedures in order to exclude cross contamination of the Product.

8.10Sub-Contracting

8.10.1Lonza shall not sub-contract to an external Third Party any of the work entrusted under this Quality Agreement, or any separate agreement without the SciClone Quality Unit's prior evaluation and written approval.

8.10.2In the event that Lonza, with the written permission of the SciClone Quality Unit, sub-contracts any operation under this Quality Agreement to a Third Party, Lonza shall ensure that it enters into a written agreement with the sub-contractor that sets out the respective technical and quality responsibilities of each party.

9.0OVERSIGHT

9.1Person-ln-Plant (PIP)

9.1.1SciClone shall have the right, at its discretion, to provide a [***] at the Lonza Facility for the purpose of technical consultation during production and coordination of reviews, approvals, or other actions required by this Quality Agreement (SciClone "Person-ln-Plant" or "PIP").  SciClone's PIP can be one site simultaneously and shall follow all Lonza plant procedures.

9.1.2The responsibilities of the SciClone PIP include but are not limited to the following:

•To be proactively involved in the assurance of Product Quality by observing operations on the manufacturing floor

•To actively participate in the development of actions plans for deviations

•To provide timely feedback on change controls

•To meet with Quality Unit, production, and regulatory, and logistics personnel to resolve technical and/or quality issues as they relate to the Product

•To facilitate all Quality Unit requests and coordination with Lonza

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9.1.3Lonza shall provide adequate facility space for the PIP and for ensuring that such PIP is kept fully informed of all issues that arise that may affect the Quality of the Product.  Lonza shall use the PIP to perform, or coordinate the performance of, activities that are the responsibility of SciClone.  The PIP shall act as a single liaison between Lonza and SciClone for Quality-related issues.

9.1.4Lonza shall permit SciClone PIP to provide the oversight at Lonza Facility deemed necessary by SciClone during manufacturing and Quality Unit operations.

10.0COMPLIANCE AUDITS AND INSPECTIONS

10.1Compliance Audits

10.1.1Lonza shall permit SciClone to perform compliance audits of the requirements outlined in this Quality Agreement to assess that Lonza has the adequate premises, equipment and staff with sufficient knowledge and experience to carry out all operations, in a cGMP-compliant manner, relating to the Product.

10.1.2Lonza shall permit SciClone to conduct the following types of audits (Table 1):

•New Site Evaluation audits

•Routine annual compliance audits of Product

•For-Cause audits of Product

10.1.3Third parties involved in the commercialization of the Products, or corporate marketing partners of SciClone may accompany SciClone on such Audits.  Confidentiality agreements will be completed as required.  Lonza shall permit SciClone to conduct routine compliance Audits on an annual basis.  Such Audits shall be limited to [***]  per calendar year, and be limited to [***] from SciClone, for a maximum of [***] days or [***] for a maximum of [***] days.  Such Audits shall take place [***] activities related to the Manufacturing of Product for SciClone occur during the [***].

10.1.4SciClone will provide Lonza with a minimum of [***] months prior written notice of routine annual audits.

10.1.5For-cause Audits, by nature, will require scheduling as soon as possible.  Lonza will make Reasonable Efforts to schedule all such Audits promptly.

10.1.6Audits will occur during normal business hours at [***].  Agreement to such audits shall not be unreasonably withheld.

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10.1.7Lonza shall provide all access and assistance as may be needed for SciClone to conduct audits, and allow SciClone to review all relevant records, provided that such access and assistance is [***].

10.1.8SciClone shall provide a written report to Lonza of all observations made during all Audits within [***] calendar days of completion of the Audit.

10.1.9Lonza shall provide a written response to SciClone within [***] calendar days of receipt of the Audit Report unless otherwise mutually agreed.  Such response will describe in detail the corrective actions to be implemented by Lonza.  Notice of completion of CAPAs for critical and major observations will be provided to SciClone.  SciClone will verify the completion of CAPAs for minor observations during the next routine audit.

Table 1: Audits
Type of Audit	Evaluation	Timing of Visit	Days/Auditors
New Site Evaluation Audit	QA Systems, Manufacturing, Warehouse, Equipment & Utilities	[***]	[***] or [***]
Compliance Audit	QA Systems, Manufacturing, Warehouse, Equipment & Utilities	[***]	[***] or [***]
For-Cause Audit	Significant Quality Issue(s)	[***]	[***]

10.2Regulatory Inspections

10.2.1Representatives of FDA and other regulatory agencies may at any time, with or without notice, carry out such inspections and interviews as they may request within their lawful authority.

10.2.2Each party shall immediately notify the other Party, but in any case within [***]  business days, of any contacts received from a regulatory agency, including facility inspections, sample requests, and written contact relevant to the Product.  Refer to Appendix IV:  Contact List.  If inspections are expected within a [***] business day period, SciClone will be notified within [***].

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10.2.3[***] of SciClone representative(s) has the right to be present on Lonza Facilities during Product inspections and accommodation will be provided throughout the inspection period.  The SciClone representatives may be on site during a regulatory inspection but will only actively participate to address specific questions raised by the regulatory agency, or when requested by Lonza.  SciClone representatives will be escorted on-site in accordance with Lonza security procedures.

10.2.4Lonza shall promptly inform SciClone representatives of any regulatory submission or Product related queries received by Lonza from the regulatory agency in conjunction with any planned or on-going inspection.

10.2.5Any deficiencies noted during a regulatory agency inspection of the Lonza premises, which relate directly to Product must be brought to the attention of the SciClone Quality Unit contacts within [***] business days.  Refer to Appendix IV:  Contact List.

10.2.6SciClone shall have the right to review and approve any submissions or correspondence that Lonza intends to provide to the FDA or other regulatory agency that relate to the Product or its manufacture, and Lonza shall secure SciClone's written agreement prior to making any commitments to the regulatory agency regarding the Product.

10.2.7Lonza shall provide SciClone Quality a redacted copy of any regulatory inspection report with all observations and Lonza's response to all observations linked to SciClone Product and to critical or major observations of Lonza systems.  Refer to Appendix IV:  Contact List.

10.3Regulatory Agency Contacts

10.3.1SciClone's prior approval of a Regulatory Authority contact to be initiated by Lonza regarding the Products is required.  SciClone reserves the right to participate in such contact Lonza shall promptly provide SciClone with a copy of any regulatory correspondence relevant to the Products.

10.3.2SciClone will notify Lonza in writing of any Regulatory Authority issues that SciClone knows will impact Lonza's ability to manufacture the Products.

10.3.3Lonza shall maintain any required Marketing Authorization (MA), Drug Master File (DMF)， or equivalent, for their facilities and shall allow SciClone to reference such documents (i.e., new product introduction, changes to facility/drawings) upon request.  Lonza shall specify the scope and content of their DMF in terms of Quality Systems and Facility Design

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and shall also inform SciClone Quality Unit in writing any time the DMF or equivalent relating to the Products is updated.

11.0CHANNELS OF COMMUNICATION I ORGANIZATION

11.1 SciClone and Lonza have designated Quality representatives to oversee the respective obligations in the functions regarding the Product and the Quality Agreement.  Refer to Appendix IV:  Contact List.

12.0RESPONSIBILITIES MATRIX

12.1 The responsibilities of the Parties for various quality related matters are set forth in Appendix III:  Responsibility Matrix.

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List of Appendices

Appendix I:	CHANGE OF HISTORY LOG
Appendix II:	GLOSSARY
Appendix III:	RESPONSIBILITY MATRIX
Appendix IV:	CONTACT LIST
Appendix V:	PRODUCT LIST
Appendix VI:	RAW MATERIALS and APPROVED SUPPLIERS

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APPENDIX I:  CHANGE HISTORY LOG

Upon amendment, or revision of this Quality Agreement or any Appendix to this Quality Agreement, this Change History Log shall be updated.  It is the responsibility of each document holder to replace the superseded revision with the revised approved revision.  Superseded copies may be retained for historical records, but shall be marked to appropriately indicate the historical status of the document.

[***] reviews of this Quality Agreement and appendices, not resulting in a revision to the document, shall be shall be initiated by SciClone and documented as a review and signed on the Change History log.

It is the document holder's responsibility to ensure that staff is adequately informed and any procedural or documentary changes resulting from a revision are implemented in the areas affected by the changes.

Revision/ Effective Date	Description of and Rationale for Changes	Lonza Signature/Date	SciClone Signature/Date
1,0	Initial Version	Refer to approval signatures	Refer to approval signatures

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2.0

1.1.2 - Updated to reflect the date of original commercial contract.

1.4.2 - Corrected typos.

4.6 - Updated heading to remove "Retains" as Lonza does not retain raw material samples.

6.21. 一 Updated to include major deviation documents for SciClone review.

7.1.4.4 一 Added to definite the requirement for OOT reporting.

8.4.4 一 Updated to add required notification time for major deviations.

8.4.5 一 Updated to included major deviations.

8.4.6 - Updated to add SciClone response time for reviewing deviations.

8.4.7 一 Updated to add reporting format for major deviations.

8.4.10 一 Updated to add requirements for major planned deviations.

Appendix II 一 Updated definitions for Critical, Major, and Minor deviations.  Appendix III 一 Updated responsibility matrix under Deviation and OOS section to include handling of major deviations.

Appendix III 一 Updated responsibility matrix under Testing section to include trending of analytical results and OOT.

Appendix IV 一 Updated contact list.

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APPENDIX II:  GLOSSARY

Term or Acronym	Definition
Action Limits

Boundaries of the acceptable control range of a process parameter.  Any deviation outside of these limits will result in investigation by a Quality unit to assess the impact, if any, on Product quality.

Active Pharmaceutical Ingredient (API) or Bulk Drug Substance (BDS)

Any substance or mixture of substances intended to be used in the manufacture of a drug (medicinal) product and that, when used in the production of a drug, becomes an active ingredient of the drug product.  Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure and function of the body.

Supply Agreement	The Supply Agreement between Lonza and SPIL for the Manufacturing of Bulk Drug Substance for Thymosin α-1.
Analytical Method or Analytical Test Method	A document describing the procedure for sample and standard preparation, instrument parameters, and system suitability requirements (as necessary), testing, calculation, and reporting of results.
Annual Product Review	Annual evaluation as required FDA in accordance with 21 CFR 211.180.
Annual Report	A Product-specific report submitted to the FDA that summarizes lot disposition and changes regarding the processing, testing, holding, and shipping of the Product.
Audit

An appraisal that determines the degree of adherence to pre-defined criteria and results in a judgment.  Examples are audits of systems and documentation.  Audits are typically performed by someone not involved in the activity being audited in order to give the audit a degree of independence.

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Audit Observation

A concise statement of a deviation from regulations, the Quality Agreement, license requirement, and/or procedure.

Critical Observation:  Observation causes Product to be at risk (quality, identity, safety, strength, purity) and subject to regulatory or marketed action; e.g., fraudulent data, violation of regulatory commitments, or the Product license

Major Observation:  Observation that demonstrates that product might be at risk and issue is likely to result in a regulatory observation; e.g., Quality System elements exists but they are not consistently and/or effectively applied; observation was previously identified but no action plan or corrective/remedial plan in place

Minor Observation:  Observation does not impact the Product quality (Product is not at risk) and issue may or may not result in a regulatory observation; e.g., issue was a departure from planned arrangements (one time events); corrective and remedial action was self-initiated.

Batch or Lot	A specific quantity of Bulk Drug Substance produced through the Manufacturing Process. The size of a Batch can be defined by either a fixed quantity or by the amount produced in a fixed time interval.
Batch Number or Lot Number

Any distinctive combination of letters, numbers, or symbols, or any combination of them, from which the complete history of the manufacture, processing, packing, holding, and distribution of a Batch or Lot of Drug Product or other material can be determined.

Batch Record	A quality-controlled document that is an exact replica of the then actual Master Batch Record, which is used to record the actual Manufacturing of a Batch.
Campaign	A series of consecutive Batches of Product Manufactured at the Facility scheduled in a given time period with a definitive start and end point.
Change, Emergency	A change that can be performed prior to the receipt of SciClone approval to prevent Product loss/quality or to eliminate safety/integrity hazard.
Change, Major	A change that may impact the validated status or quality of the Product and/or require regulatory action (for example, changes requiring an Annual Report or pre- approval submission).

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Change, Minor	A change that is within the scope of the regulatory filings for the Product and does not impact the validated status or quality of the Product.
cGMPs or GMP

Good Manufacturing Practices pursuant to (a) the U.S. Federal Food, Drug and Cosmetics Act as amended (21 USC 301 et seq.),  (b) relevant U.S. regulations found in Title 21 of the U.S. Code of Federal Regulations (including but not limited to Parts 11,  210,  211,  600 and 610),  (c) Commission Directive 2003/94/EEC of 08 October 2003,  and (d) the EC Guide to Good Manufacturing Practice for Medicinal Drug Products, including respective guidance documents and any comparable laws, rules or regulations of any agreed upon foreign jurisdiction, as each may be amended from time to time.  GMP also includes adherence to any applicable product license requirements, to the current requirements of the United States Pharmacopoeia/National Formulary, the current requirements of the European Pharmacopoeia and the relevant current International Conference on Harmonization (ICH) guidance documents, including but not limited to ICH Guidance Q7A Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients.

Certificate of Analysis (COA)

A document that lists all of the Analytical Test Methods, the acceptance criteria (also defined as the Specifications) and summary of results for the testing of Product required to release each Lot or Batch.

Confirmation of Compliance (COC)

A document prepared by Lonza's Qualified Person to certify that the Product was manufactured in compliance with GMPs and appropriate Standard Operating Procedures.  All Manufacturing documents, including the Batch Records have been reviewed and comply with the appropriate Master documentation.  The Product was tested in compliance with the appropriate in-process and release Specifications and meets all acceptance criteria as documented on the Certificate of Analysis (COA).  Any deviations, which may have occurred during Manufacturing or testing of the Product, have been documented, assessed, and found to be acceptable.

Commercial Production

Production of Bulk Drug Substance intended for the purpose of further processing, including fill/finish, and eventual release to commerce according to the requirements of the Regulatory Authorities of those regions and/or other applicable law.

Consolidated Review	All feedback, reviews and approvals will be gathered by the responsible person prior to the submission of the other Party.

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Days	Reference to "days" within this Quality Agreement shall read as working/business (Monday 一 Friday) days, unless otherwise mentioned.
Deviation

An event in the manufacturing process and/or support system outside of approved process limits (Action Limits), Product Licensure, approved SOPs, policies, standards, specifications, or a departure from GMPS.

Deviation, Critical

Departure from an approved instruction or established procedure during a GMP related activity with a confirmed impact on safety, identity, strength, purity, or other quality attribute of the final API.

Deviation, Major

Departure from an approved instruction or established procedure during a GMP related activity with a potential impact on safety, identity, strength, purity, or other quality attribute of the final API.

Deviation, Minor	Departure from an approved instruction or established procedure during a GMP related activity with no impact on safety, identity, strength, purity, or other quality attribute of the final API.
Deviation Summary Report

A listing of all deviations, both Major and Minor that is affiliated with a Batch of Product.  The report lists Deviations or confirmed OOS investigations, including the deviation or OOS number, description of the event, area, determination of the cause (root cause), quality impact assessment, and reference to corrective and preventative actions, if applicable.

Drug Product

A finished dosage form, for example, tablet, solution, filled vial, etc., that contains an active drug ingredient generally, but not necessarily, in association with inactive ingredients.  The term also includes a finished dosage form that does not contain an active ingredient but is intended to be used as a placebo.

Effective Date

The date the Quality Agreement is active, based on the presence of the appropriate approval signatures and dates by both Parties.  The date the document was last signed and dated by both Parties is the "Effective Date".

EMA	European Medicines Agency, responsible for registration of medicines in Europe.
Excipient	An inactive ingredient used in the formulated drug substance and drug product, to facilitate stability and enable the delivery of the API.

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Expiry Period

The time during which a material is expected to remain within established shelf life specifications if stored under defined conditions, and after which it should not be used.  During clinical development, this period is based on available stability data, and may be extended as additional stability data becomes available.  See also Shelf Life.

Facility

One or more of the following, as the context requires:  the entirety of the manufacturing suite(s) at Lonza's commercial manufacturing facility and, to the extent used by Lonza in the manufacturing process, testing, or the storage of Product, the Utilities, the Warehouse and the QC Laboratory.

FDA	The United States Food and Drug Administration, or any successor entity.
Final Release	Release of the Bulk Drug Substance by SciClone for further processing into Drug Product.
Health Authority	All regulatory authorities having jurisdiction over the manufacture, use and/or sale of the Drug Substance or Drug Product in the Territory, including but not limited to the FDA or EMEA.
In-Process Material	Any material fabricated, compounded, blended, or derived by chemical reaction that is produced for, and used in, the preparation of the Product.
Investigation Report

A summary report provided by Lonza to SciClone in English for Major Deviations or confirmed OOS investigations which summarizes the results and conclusions for each Major Deviation or confirmed OOS investigations in order to complete the assessment of Product impact.

Manufacture or Manufacturing	All operations of receipt of material, production, packaging, repackaging, labeling, relabeling, quality control testing, release, storage, and distribution of Product and the related controls.
Manufacturer's Release	Release of Product by Lonza.
Master Batch Record (MBR)

The approved documentation, including the instructions for the Manufacturing of Bulk Drug Substance, the media and buffer preparation records, the bill of materials, sampling plans, and Specifications (including testing procedures), special notations, and precautions to be followed, all of which are identically reproduced for each Run (other than an Engineering Run) to assure uniformity from Batch to Batch.

Out of Specification (OOS)	Testing results which do not meet the approved specifications of starting materials, intermediates, drug substance, in process-controls or stability testing, as applicable.
Party or Parties	SPIL, SciClone and/or Lonza

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Process Validation

Establishing documented evidence providing a high degree of assurance that a process will consistently produce a product meeting pre-determined specifications and quality characteristics.  May include both retrospective (must be GMP data or collected previously under a validation protocol) and prospective data.  Studies can be performed at any scale, and assays used are validated where available and appropriate.  At SciClone, validation protocols (with pre-defined acceptance criteria) and reports are signed by QA and technical experts.  Process Validation is also used to support changes to licensed processes.

Product or Products	The drug substance (for the manufacturing of the Drug Product Zadaxin®) which will be manufactured, tested, stored, and shipped by Lonza for SPIL.
Quality Agreement	An addendum to the Supply Agreement which outlines the GMP roles and responsibilities of each Party (SPIL and Lonza) for the Manufacturing of Product
Quality Assurance	The sum total of the organized arrangements made with the objective of ensuring that all Products meet the quality required for their intended use and that the quality systems are maintained.
Quality Control

The sampling, setting of Specifications, testing, documentation and Analytical Methods that provide independent results of required tests, which contribute to the evaluation of the quality of a material.

Quality Unit	An organizational unit independent of production that performs both Quality Assurance and Quality Control Responsibilities. This can be in the form of separate QA and QC units or a single unit.
Qualified Person	The person at Lonza who is responsible for the Manufacturer's Release of Product, who prepares and approves the COC.
Raw Data

Any original laboratory worksheets, records, memoranda, note, document, or exact copies thereof, which are the result of original observations that are necessary for reconstruction and evaluation of processing, QuaHty Control or Quality Assurance activities.  Raw data may include photographs, microfilm or microfiche copies, computer printouts, magnetic media, including dictated observations, and recorded data from automated instruments.

Raw Materials	Materials, excipients, components (processing aids such as tubing/filters), reagents, solvents needed for the production of Product.

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Reasonable Effort, Commercially Reasonable Effort, or Reasonable

Efforts and resources comparable to those that would be employed dedicating the highest level of skill, care, efforts and resources to the Commercial Production of the applicable Bulk Drug Substance, including meeting the deadlines and 1 milestones herein, and, except as otherwise provided for herein, dedicating the highest priority to obtaining approval by regulatory authorities and commencing Commercial Production of the applicable Bulk Drug Substance or Product.

Recall	Tracing and recovery, as far as possible, of every item of a particular batch or of several batches of product after it has left the manufacturer
Regulatory Approval

Any and all permission required to be obtained from the Regulatory Authorities and any other competent authority for the development, registration, importation, use, and distribution of the product in a Territory.

Regulatory Observation

1. Critical:  Conditions, practices or processes that adversely affect the rights, safety or well-being of the subjects and/or the quality and integrity of data.  Critical observations are considered totally unacceptable.  Possible consequences:  rejection of data and/or legal action required 2. Major:  Conditions, practices or processes that might adversely affect the rights, safety or well-being of the subjects and/or the quality and integrity of data.  Major observations are serious deficiencies and are direct violations of GMP principles.

Reprocessing	The repeating of one or more steps of the standard filed or licensed manufacturing process in order to correct a quality issue and to bring the Product into conformance with Specifications.
Reserve Sample

Sample that is representative of each Batch or Lot produced.  The reserve sample consists of at least twice the quantity necessary for all tests required to determine whether the active ingredient meet its established specifications, except for sterility and pyrogen testing.

Reworking

The repeating of one or more step within the process or the performance of any additional process steps not covered in approved license in order to bring the Product into conformance with Specifications.

Shelf Life

The period of time during which the Product is designed to meet all registered safety, efficacy and quality requirements if stored in the prescribed manner.  The re-test and/or expiry date are calculated by adding this period of time to the date of manufacture (with or without rounding to the end of the calculated month).

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Specification or Testing Specification

A list of tests, references to analytical procedures, and appropriate acceptance criteria in numerical limits, ranges or other criteria for tests described.  The Specifications establish the set of criteria to which a drug substance, drug product, or material at other stages of its manufacture should confirm to be considered acceptable for its intended use.

Standard Operating Procedure

A document, approved by appropriate management, describing stepwise procedures for compliance with a regulation, policy or system.  Compliance with an SOP is required, and Deviations must be documented.

Territory	Country and all additional territories in which SPIL has or may acquire the right to manufacture, use or sell Product during the term of the Quality Agreement.
Third Party	Any entity other than Lonza, SPIL or SciClone.
Validation

Documented program that provides a high degree of assurance that a specific process, method, or system performs as intended and will consistently produce a result meeting pre-determined acceptance criteria.

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APPENDIX III:  RESPONSIBILITY MATRIX

The responsibilities set forth in the preceding table are subject to more detailed provisions set forth in the Quality Agreement and the Supply Agreement.

In the execution of their relevant responsibilities, both Parties agree to conduct the necessary Consolidated Reviews, approvals, rejection and consents in a timely manner and within the time limits specified.  Where any Party requires the consent of the other, such consent will not be unreasonably withheld or delayed.  If not otherwise stated or mutually agreed upon, the basic assumption for the maximum time period of a review is [***] business days and for an approval is [***] business days.

Responsibility	Lonza	SciClone
Raw Materials
Prepare, review, approve, and maintenance of Raw Material specifications	[***]	[***]
Approve compendial Analytical Methods and sampling plans for Raw Materials	[***]	[***]
Prepare non-compendial Analytical Methods and Sampling plans for Raw Materials	[***]	[***]
Approve non-compendial Analytical Methods and sampling plans for Raw Materials	[***]	[***]
Review and approve non-compendial Analytical Methods and sampling plans for Raw Materials prepared by Lonza	[***]	[***]
Forecast, source and procure Raw Materials	[***]	[***]
Qualify and regularly evaluate suppliers	[***]	[***]
Evaluation of changes to critical suppliers of Raw Materials used for Product	[***]	[***]
Receive, identify, quarantine and store materials in a GMP warehouse	[***]	[***]
Designate batch numbers and expiration or retest date for materials	[***]	[***]
Sample, test, release or reject materials for manufacturing use	[***]	[***]
Develop procedures for and retain representative samples	[***]	[***]
Review and approve changes to Raw Materials (Major) from Lonza	[***]	[***]
Notify SciClone of changes to Raw Materials (Minor) annually which includes compendial changes for both Raw Materials and Specialized Raw Materials	[***]	[***]
Equipment / Instruments
Maintain and calibrate equipment and instruments	[***]	[***]
Prepare and execute qualification and validation protocols	[***]	[***]
Prepare qualification and validation reports	[***]	[***]

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Approve validation protocols and reports	[***]	[***]
Prepare and approve Qualification Master Plan (QMP)	[***]	[***]
Maintain original data and documentation	[***]	[***]
Master Batch Records and Product Specific SOPS
Prepare, review and approve Batch Records for Engineering Runs	[***]	[***]
Prepare Master Batch Records	[***]	[***]
Review and approve major change requests for Master Batch Records prepared by Lonza	[***]	[***]
Review and approve Master Batch Records approved by SciClone	[***]	[***]
Review executed Batch Records	[***]	[***]
Review executed Batch Records (on site to qualify Lonza)	[***]	[***]
Prepare Product-Specific SOPs	[***]	[***]
Review and approve Product-Specific SOPs prepared by Lonza	[***]	[***]
Review and approve Product-Specific SOPs approved by SciClone	[***]	[***]
Testing
Provide Assay Method descriptions ("transferred methods")	[***]	[***]
Prepare, review, and approve Assay Method validation protocols and reports, if applicable, for validation activities performed at Lonza	[***]	[***]
Execute method validation for validation activities performed at Lonza	[***]	[***]
Approve Assay Method validation protocols and reports of transferred methods	[***]	[***]
Incorporate the use of validated methods into cGMP documentation	[***]	[***]
Approval of major change for product testing specifications and sampling plans for in- process, release, and stability testing	[***]	[***]
Execute collection, storage, and shipment of samples as defined in the routine sampling plan	[***]	[***]
Execute testing of in-process and release samples	[***]	[***]
Trending of analytical test results and OOT reporting	[***]	[***]
OOT investigation and reporting	[***]	[***]
Execute testing of in-process and release samples specific for SciClone Comparability Testing (methods not transferred to Lonza)	[***]	[***]
Process (Product) Comparability & Transfer - take samples, review and approve summary sections of data	[***]	[***]
Process (Product) Comparability & Transfer - Prepare, review and approve SciClone protocol and summary reports	[***]	[***]
Maintain Product reserve samples	[***]	[***]
Stability

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Provide Product Stability Protocols and SciClone Stability Program requirements	[***]	[***]
Prepare Product Stability Protocols	[***]	[***]
Review and Approve Product Stability Protocols prepared by Lonza	[***]	[***]
Review and Approve Product Stability Protocols approved by SciClone	[***]	[***]
Execute Product Stability Protocols	[***]	[***]
Provide Stability Data to SciClone	[***]	[***]
Prepare, review, and Approve Lonza Stability Reports	[***]	[***]
Prepare review, and Approve SciClone Stability Reports and Data Trending	[***]	[***]
Collect and store samples for stability studies	[***]	[***]
Deviations and OOS
Provide written notification of Critical and Major Deviations and confirmed OOSs to SciClone	[***]	[***]
Provide input for Critical and Major Deviation or confirmed OOS investigation plans prior to closure	[***]	[***]
Approve Critical and Major Deviation and OOS investigation plans prior to implementation	[***]	[***]
Conduct and document deviation and OOS investigations	[***]	[***]
Approve Critical and Major Deviations and confirmed OOS and associated Investigation Reports	[***]	[***]
Document / execute corrective and preventative actions	[***]	[***]
Review corrective and preventative actions,	[***]	[***]
Review Product related corrective and preventative actions of critical and major deviation	[***]	[***]
Execute additional testing or validation work as required	[***]	[***]
Provide Deviation Summary Reports and Investigation Reports to SciClone.	[***]	[***]
Verify appropriate closure of critical and major Deviation and confirmed OOS investigation prior to Final Release of each Lot	[***]	[***]
Change Control
Notify SciClone of Major Changes	[***]	[***]
Review and Approve Major Changes from Lonza prior to implementation	[***]	[***]
Review and Approve Major Changes agreed upon by SciClone prior to implementation	[***]	[***]
Implement changes	[***]	[***]

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Provide a written notification of change implementation date for all Product- specific changes to SciClone and provide supporting data, as needed	[***]	[***]
Verify closure of Major Change if related to Product Batch prior to Lot Release	[***]	[***]
Provide written notification of all Minor Changes to SciClone annually (prior to new Campaign)	[***]	[***]
Product Release
Perform Manufacturer's Release	[***]	[***]
Review and approve test results of tests performed by Lonza and contract laboratories	[***]	[***]
Prepare and approve Certificate of Analysis and Confirmation of Compliance	[***]	[***]
Perform Final Release	[***]	[***]
Provide copies of defined release documentation to SciClone	[***]	[***]
Review/audit Batch Records and release documentation onsite at Lonza	[***]	[***]
Packaging/Shipment
Perform Shipping validation for Product and provide report to SciClone for review and approval	[***]	[***]
Preparation of Shipment of Product to SciClone designee	[***]	[***]
Shipment of Product to SciClone designee	[***]	[***]
Notify Lonza of temperature excursion(s) from shipment of Product to SciClone designee	[***]	[***]
Other
Regulatory Submissions for Product	[***]	[***]
Prepare, review and approve CMC sections for submissions for sections falling under responsibility of Lonza	[***]	[***]
Prepare, review and approve CMC sections for submissions for sections falling under responsibility of SciClone	[***]	[***]
Customer Complaints and Adverse Events	[***]	[***]
Conduct and document investigation for Customer Complaints and Adverse Events if the cause was a result of operations conducted at Lonza	[***]	[***]
Provide investigation reports to SciClone	[***]	[***]
Review and approve investigation reports	[***]	[***]
Product Recall	[***]	[***]
Training of personnel	[***]	[***]

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Validation
Prepare, review, and approve Validation Documentation for Lonza	[***]	[***]
Prepare, review and approve Validation Documentation for SciClone	[***]	[***]

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APPENDIX IV:  CONTACT LIST

	SPIL	Lonza
Quality	Name: Peter Shao Title: Senior Director of Quality, SciClone Tel: [***] Fax: 650-358-3469 [***] Name: Friedhelm Blobel Title: Director-SPIL Tel: 650-358-3458 Fax: 650-358-3469 fblobel@sciclone.com	Name: Frederique Mutterer Title: Head of QA&RA Tel: [***] Fax: [***] [***]
Manufacturing	Name: Robert King, PhD Title: VP, Process Development and Manufacturing Tel: [***] Fax: 650-358-3469 [***]	Name: James Leresche Title: Head of Manufacturing Tel: [***] Fax: [***] [***]
Regulatory

Name: Robert King, PhD

Title: VP, Process Development and Manufacturing

Tel:  [***]

Fax:  650-358-3469

[***]

Name :  Friedhelm Blobel

Title:  Director-SPIL

Tel:  650-358-3458

Fax:  650-358-3469

fblobel@sciclone.com

Name: Veronique Meurisse Title: Regulatory Affairs Manager Tel: [***] Fax: [***] [***]

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APPENDIX V:  PRODUCT LIST

Product Description	SciClone Code	Lonza Code
Bulk Drug Substance Thymosin a-1([***]) for the manufacture of Zadaxin®	[***]	[***]

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APPENDIX VI:  RAW MATERIALS AND APPROVED SUPPLIERS

[***]

[6 pages omitted]

APPENDIX C

Specifications

[Attached]

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APPENDIX D

Capital Equipment

[TO BE PROVIDED]

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APPENDIX E

SciClone Annual Anti-Bribery and Anti-Corrpution Certification

SciClone Pharmaceuticals International Limited
FCPA CERTIFICATION FOR INTERNATIONAL
FCPA 和反腐败证明
AGENTS, DISTRIBUTORS, VENDORS, CONSULTANTS AND REPRESENTATIVES
国际代理人、经销商、卖方、顾问和代表FCPA证明

I, ____Daniel Blattler__________ a duly authorized representative of Lonza Sales Ltd., confirm that I my company, and anyone retained by me or my company are aware of and understand SciClone’s FCPA and Anticorruption Policy based on the U.S. Foreign Corrupt Practices Act of 1977 as amended, (“FCPA”), and that since the date of my last certification, I, my company, and everyone retained by me or my company have not violated, nor caused the Company to violate the FCPA in connection with my representation of the Company in any country.

本人, _______________________________, _______  [卖方、代理人、顾问或代表名称]合法 授权的[代表]或卖方,  在此确认,  我公司,  以及本人或我公司聘请的任何人都知晓并了解根据 《1977年美国反海外腐败法》制定的SciClone FCPA和反腐败政策,  并且, _本人最后一次 证明日期以来,  本人,  我公司,  以及本人或我公司聘请的任何人,  与本人在任何国家中代表 、、公司〃相关,  未曾违反,  或者导致”公司〃违反FCPA。

I confirm that neither I nor my company is a governmental entity or political party in the country in which I represent the Company, and that no officer, director, employee or agent of my company is a government, governmental entity, or “foreign official”, as that term is defined below.  “Foreign Official” is defined as:

本人确认,  本人和我公司都不是本人在其中代表”公司”的国家中的政府实体或政党,  我公司的 高管、董事、股东、雇员或代理人都不是政府、政府实体或、、国外官员〃（按照下文中的定 义）。”国外官员〃,  被定义为：

(i)any officer or employee of the foreign country’s government, including any federal, regional or local department， agency, state-owned or state-controlled enterprise or corporation or other instrumentality thereof;

(ii)any person acting in an official capacity for or on behalf of any such entities identified in clause (i);

(iii)any official of a political party, or candidate or nominee of any political party in the foreign country or for any position with any entity identified in clause (i) above; and

(iv)any official or employee of a public international organization.

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(i)国外政府,  包括任何联邦、地区或当地部门、机构、国家所有或国家控 制的企业或公司或其他机构的官员或雇员；

(ii)以第⑴款中的实体的官方职务或者代表其行事的任何人士；

(iii)外国政党、政党关于第⑴款中的实体职位的候选人或被提名人；及

(iv)公共国际组织的官员或雇员

In connection with services provided for the Company, to the best of my knowledge, neither I, nor my company, nor any of its officers, directors, stockholders, employees or agents have offered, paid, promised to pay, or authorized the payment of any money, or offered, the payment of any money or anything of value to (a) any “foreign official” as that term is defined above, or (b) any person, while knowing that all or a portion of such money or thing of value will be offered or given directly or indirectly to any official, political party, or to any candidate for political office for any of the prohibited purposes listed below.  These prohibited purposes are:

与本人代表”公司”或者为”公司”服务相关,  本人,  或者我公司,  或者其高管、董事、股东、雇 员或代理人,  均未为了以下被禁止的目的,  向以下对象提出、支付、承诺支付,  或授权支付任 何金钱或者提出支付金钱或有价值事物（a）任何”国外官员”（按照上文中对该术语的定 义）,  或（b）任何人,  知道此类资金或有价值事物的全部或部分将直接或间接地给予官员、 政党或者政治职务候选人。这些被禁止的目的有：

1.to influence any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity,

2.to induce such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate,

3.to secure any improper advantage; or

4.to induce such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality,

1.影响该国外官员、政党、党派官员或官方职位候选人的行为或决定，

2.诱导该国外官员、政党、党派官员或候选人违背该国外官员、政党、党派官员 或候选人法定职责而做出或不做出任何行为,

3.获得不适当的优势；或

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4.诱导此类国外官员、政党、政党官员或候选人利用其对国外政府或机构的影响 力来影响政府或机构的行为或决定

I agree that should I learn of or have reason to know of any activities in connection with the representation of the Company which may constitute a violation of the FCPA or applicable local country anticorruption laws, I will immediately advise SciClone’s Legal Department at:  本人同意,  如果本人知悉或有理由了解到与代表公司相关的,  可能违反FCPA或者可适用当地 国家反腐败法律的任何行为,  本人将立即按以下地址通知SciClone的法律或合规部门：

SciClone Pharmaceuticals International Limited
Attn:  Charles Meng
孟纯才
VP - Legal and Compliance
法务及合规副总裁
3401A Windsor House
311 Gloucester Road, Causeway Bay, Hong Kong
Phone:  +852 2510 0118
Fax:  +852 2508 1500
Email:  [***]

Date	/s/ Daniel Blattler
日期	Authorized Vendor’s Signature
授权卖ガ的签叙

Vendor’s Title 卖方的职务

Organization 组织或公司